                                                                    EXHIBIT 10.3

                              NET LEASE
                              ---------


BETWEEN:


                            CLOVER INVESTMENTS INC.

                                   Landlord


AND:


                        CRYSTAL COMPUTER SERVICES INC.

                                    Tenant


AND:


                           SEAGATE TECHNOLOGY INC.



                                  Indemnifier



                           in respect of premises at
                            1095 West Pender Street

                                Vancouver, B.C.

                        TABLE OF CONTENTS



ARTICLE 1 - BASIC TERMS, SCHEDULES, DEFINITIONS

1.1   Basic Terms                                                            1
1.2   Schedules                                                              2
1.3   Definitions                                                            2

ARTICLE 2 - PREMISES

2.1   Premises                                                               2

ARTICLE 3 - TERM

3.1   Term                                                                   2


ARTICLE 4 - RENT

4.1   Rent                                                                   2
      (a) Annual Rent                                                        2
      (b) Additional Rent                                                    2
4.2   Payment of Rent                                                        2
      (b) Additional Rent payments                                           2
      (c) Basis of Determining Rent                                          3
      (d) Deleted
4.3   Rent for Irregular periods                                             3
4.4   Waiver of Offset                                                       3
4.5   Application of Payments                                                3
4.6   Deleted
4.7   Deleted
4.8   Net Lease                                                              3

ARTICLE 5 - TENANT'S COVENANTS

5.1   Tenant's Covenants                                                     3
5.2   Rent                                                                   3
5.3   Permitted Use                                                          3
5.4   Waste and Nuisance                                                     3
5.5   Insurance Risks                                                        4
5.6   Cleanliness                                                            4
5.7   Compliance with Laws                                                   4
5.8   Fire Exit Doors                                                        4
5.9   Rules and Regulations                                                  4
5.10  Overholding                                                            4
5.11  Signs                                                                  4
5.12  Inspection and Access                                                  4
5.13  Showing Leased Premises                                                5

ARTICLE 6 - LANDLORD'S COVENANTS


6.1   Landlord's Covenants                                                   5
6.2   Quiet Enjoyment                                                        5
6.3   Interior Climate Control                                               5
6.4   Elevators                                                              5
6.5   Entrances, Lobbies and other Common Areas                              5
6.6   Washrooms                                                              5
6.7   Janitorial Service                                                     5
6.8   Maintenance of Common Areas                                            5
6.9   Building Directory                                                     5
6.10  Base Building Construction                                             6

ARTICLE 7 - REPAIR, DAMAGE AND DESTRUCTION


7.1   Landlord's Repairs                                                     6
7.2   Tenant's Repairs                                                       6
7.3   Abatement and Termination                                              6
7.4   Service Interruptions                                                  7

                                      (i)

ARTICLE 8 - TAXES AND OPERATING COSTS

8.1   Landlord's Tax Obligations                                             7
8.2   Tenant's Tax Obligations                                               7
8.3   Goods and Services Taxes                                               7
8.4   Receipts for Payment                                                   8
8.5   Postponement of Payment of Taxes                                       8
8.6   Receipts of Payment                                                    8
8.7   Operation Cost                                                         8
8.8   Allocation to Particular Tenant                                        8

ARTICLE 9 - UTILITIES AND ADDITIONAL SERVICES

9.1   Water and Telephone                                                    9
9.2   Additional Services                                                    9
9.3   Extra Operating Cost                                                   9
9.4   Energy Conservation                                                    9

ARTICLE 10 - LICENSES, ASSIGNMENTS AND SUBLETTINGS

10.1  Licenses, Franchises and Concessions                                   9
10.2  (a) Assignment and Subletting                                         10
      (b) Request for Landlord's Consent                                    10
      (c) Conditions of Landlord's Consent                                  10
      (d) Landlord not to Unreasonably Withhold Consent                     11
      (e) Terms of Consent                                                  11
10.3  Change in Control of Tenant                                           12
10.4  Permitted Assignment or Change of Control                             12


ARTICLE 11 - FIXTURES, IMPROVEMENTS, RELOCATION AND ALTERATIONS


11.1  Installation of Fixtures and Improvements                             12
11.2  Liens and Encumbrances on Fixtures and Improvements                   13
11.3  Removal of Fixtures and Improvements                                  13
11.4  Deleted
11.5  Alterations by Landlord                                               13

ARTICLE 12 - INSURANCE AND LIABILITY

12.1  Landlord's Insurance                                                  14
12.2  Tenant's Insurance                                                    14
12.3  Limitation of Landlord's Liability                                    14
12.4  Limitation of Tenant's Liability                                      15
12.5  Indemnity of Landlord                                                 15

ARTICLE 13 - SUBORDINATION, ATTORNMENT, REGISTRATION AND CERTIFICATES

13.1  Tenant's Covenants                                                    15
13.2  Sale or Financing of Building                                         15
13.3  Subordination and Attornment                                          15
13.4  Registration                                                          15
13.5  Certificates                                                          16
13.6  Assignment by Landlord                                                16

ARTICLE 14 - OCCURRENCE OF DEFAULT

14.1  Unavoidable Delay                                                     16
14.2  No Admission                                                          16
14.3  Part Payment                                                          16

ARTICLE 15 - TENANT'S DEFAULT, REMEDIES OF LANDLORD AND SURRENDER

15.1  Remedying by Landlord, Non-payment and Interest                       16
15.2  Remedies Cumulative                                                   17
15.3  Right of Re-entry on Default                                          17
15.4  Termination and Re-entry                                              17
15.5  Certain Consequences of Termination and Re-entry                      17
15.6  Waiver of Distress                                                    18
15.7  Re-letting and Sale of Personalty                                     18
15.8  Surrender on Termination                                              18

                                      (ii)


ARTICLE 16 - EVENTS TERMINATING LEASE

16.1  Cancellation of Insurance                                             18
16.2  Prohibited Occupancy, Bankruptcy and Other Events                     18

ARTICLE 17 - MISCELLANEOUS

17.1  Notices                                                               19
17.2  Extraneous Agreements                                                 19
17.3  Time of Essence                                                       19
17.4  Area Determination                                                    19
17.5  Successors and Assigns                                                19
17.6  Frustration                                                           19
17.7  Waiver                                                                19
17.8  Governing Law and Severability                                        20
17.9  Captions                                                              20
17.10 Acceptance                                                            20
17.11 Deposit                                                               20
17.12 Expropriation                                                         20


ARTICLE 18 - SPECIAL PROVISIONS

18.1  Option to Renew                                                       20
18.2  Right of First Opportunity to Lease Additional Space                  21


SCHEDULE "A" - FLOOR PLAN (S) OF THE LEASED PREMISES

SCHEDULE "B" - DEFINITIONS

SCHEDULE "C" - RULES AND REGULATIONS

SCHEDULE "D" - CONSTRUCTION PROCEDURES

SCHEDULE "E" - CONSTRUCTION DRAWINGS TO BE ATTACHED UPON APPROVAL BY LANDLORD

                                     (iii)



                       1095 WEST PENDER STREET. VANCOUVER
                       ----------------------------------

     THIS LEASE, dated for reference December 27, 1994, is made and entered into by the Landlord and Tenant named herein who, in consideration of the covenants herein contained, agree as follows:



                                   ARTICLE I

                      BASIC TERMS, SCHEDULES, DEFINITIONS


1.1 Basic Terms.
    -----------

(a)  (i)  Landlord:                        Clover Investments Inc.

     (ii) Address of Landlord:             200 - 1095 West Pender Street
                                           Vancouver, British Columbia
                                           V6E 2M6

(b)  (i)  Tenant:                          Crystal Computer Services Inc., a
                                           company incorporated under the laws
                                           of British Columbia
                                           (Inc. No. 285351)

     (ii) Address of Tenant:               c/o Seagate Technology Inc.
                                           P.O. Box 66360
                                           970 Disc Drive
                                           Scotts Valley, CA 95067-0360
                                           U.S.A

(bb) (i)  Indemnifier:                     Seagate Technology Inc.
                                           a company incorporated under the
                                           laws of the State of Delaware

     (ii) Address of Indemnifier:          P.O. Box 66360
                                           970 Disc Drive
                                           Scotts Valley, CA 95067-0360
                                           U.S.A.

(C) Leased premises:                       Suite No.(s) 400 & 500
                                           4th & 5th Floor(s)
                                           1095 West Pender Street
                                           Vancouver, British Columbia


(d) Rentable Area:                         20,098 square feet



(e) (i)  Term:                             5 years

    (ii) Commencement Date:                The earlier of March 1, 1995 or the
                                           day the Tenant commence to conduct
                                           business in the Leased Premises

    (iii) Lease Expiration Date:           February 29, 2000


(f)  Annual Base Rent:

  Year of the Term (i) Per Square Foot (ii) Per Annum  (iii) Per month

    1 - 5         $4.80    $96,470.40     $8,039.20


(g)  Permitted Use:            for the purpose of normal business offices for
                               the conduct of the Tenant's business of marketing computer equipment, including the function of packaging the equipments within an area of the Premises that will not exceed 2,000 s.f. and concealed from public view

(h) Parking Entitlement:       16 unreserved stalls


(i) Renewal Term (if any):     one term of 3 years


(j)  Deposit:                  $55,550.00

                               to be applied to first and second
                               month rent

    The foregoing Basic Terms are hereby approved by the parties and each reference in this Lease to any of the Basic Terms shall be construed to include the provisions set forth above as well as all of the additional terms and conditions of the applicable sections of this Lease where such Basic Terms are more fully set forth.



1.2 Schedules. All Schedules to this Lease are incorporated into and form an integral part of this Lease.



1.3 Definitions. In this Lease, the words, phrases and expressions set forth in Schedule "B" are used with the meanings defined therein.


                                   ARTICLE 2

                                    PREMISES

2.1 Premises. In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord hereby demises and leases to the Tenant the Leased Premises.

                                   ARTICLE 3

                                     TERM

     3.1 Term. The Term of this Lease shall be for the period set out in Section l.0l(e)(i), beginning on the Commencement Date.


                                   ARTICLE 4

                                     RENT

     4.1 Rent. YIELDING AND PAYING THEREFOR unto the Landlord, at the office of the Landlord's building manager, or at such other place as the Landlord may direct in writing, during the Term in lawful money of Canada without any set off, abatement, compensation or deduction whatsoever on the days and at the times hereinafter specified, Rent which shall include the aggregate of the sums specified in clauses (a) and (b) below;



      (a) Annual Base Rent Annual Base Rent in the amount per annum set out in
          ----------------
          section 1.1(f) (ii) for the respective year of the Term, payable in equal consecutive monthly instalments in advance on the first day of each month during the Term in the amount set out in section 1.1(f)
          (iii) , subject to the adjustment provisions of section 4.2(c);

      (b) Additional Rent TOGETHER WITH the aggregate of the following:
          ---------------

        (i)   the Tenant's Share of Tax Cost;
        (ii)  the Tenant's Share of Operating Costs and
        (iii) such other amounts, charges, costs and expenses as are required to be paid by the Tenant to the Landlord pursuant to this Lease in addition to Annual Base Rents


     4.2  Payment of Rent. The Rent provided for in this Article 4 shall be paid
          ---------------
by the Tenant as follows:

      (a) The Annual Base Rent shall be paid in equal consecutive monthly instalments in advance on the first day of each and every month during the Term. Unless otherwise provided herein, the first monthly instalment of the Annual Base Rent shall be paid by the Tenant on the Commencement Date of the Term. Where the Commencement Date of the Term is the first day of a month such instalment shall be in respect of such months where the Commencement Date of the Term is not the first day of a calendar month, the Annual Base Rent for the period from the Commencement Date of the Term to the first day of the next ensuing calendar month shall be pro-rated on a per diem basis and paid on the first day of such month and the instalment of the Annual Base Rent paid upon the Commencement Date of the Term shall be in respect of the Annual Base Rent for the first full calendar month of the Terms thereafter in either case subsequent monthly instalments shall each be paid in advance on the first day of each ensuing calendar month during the Term.

      (b) Additional Rent Payments. The amount of any or all of the items of
          ------------------------
          Additional Rent pursuant to section 4.1(b) which the Tenant is to pay may be estimated by the Landlord for such period as the Landlord may determine. The Tenant agrees to pay to the Landlord the amount of such estimate in monthly instalments in advance in amounts and during the period specified by the Landlord on the dates and at the times for payment of the Annual Base Rent provided for in this Lease. The Landlord may make its estimates so that the Tenant's share of Additional Rent will be payable to the Landlord prior to the time the Landlord is obliged to pay the costs in respect of which the Additional Rent is payable. The Landlord may submit to the Tenant at any time during a period a re-estimate of the amount of Additional Rent payable by the Tenant pursuant to section 4.1(b) and a revised monthly instalment amount. As soon as reasonably possible after the end of the period for which such estimated payments have been made the Tenant shall be advised of the actual amount required to be paid as Additional Rent pursuant to section 4.1(b) and if necessary an adjustment shall thereupon be made between the parties.

    (C) Basis of Determining Rent.  The Tenant acknowledges that the Annual Base
        -------------------------
        Rent is calculated on the basis of the Rentable Area of the Leased Premises being as set out in section 1.01(d) being 20,098 square feet of Rentable Area and at the rate set out in section l.l(f)(i) being $4.80 per square foot of Rentable Area per annum on a net basis. The Tenant agrees that the Landlord may adjust the Annual Base Rent and the Additional Rent in the event that the Rentable Area of the Leased Premises is found to be different than the Rentable Area stated above.

    (d) Deleted.

4.3  Rent for Irregular Periods.  All Rent reserved herein shall be deemed to
     --------------------------
     accrue from day to day, and if for any reason it shall become necessary to calculate Rent for irregular periods of less than one year an appropriate pro-rata adjustment shall be made on a daily basis in order to compute Rent for such irregular period.

4.4  Waiver of Offset.  The Tenant hereby waives and renounces any and all
     ----------------
     existing and future claims, offsets and compensation against any Rent and agrees to pay such Rent regardless of any claim, offset or compensation which may be asserted by the Tenant or on its behalf.

4.5  Application of Payments.  All payments by the Tenant to the Landlord under
     -----------------------
     this Lease shall be applied toward such amounts then outstanding hereunder as the Landlord determines and the Landlord may subsequently alter the application of any such payment.

4.6  Deleted.

4.7  Deleted.

4.8  Net Lease.  The Tenant acknowledges and agrees that it is intended that
     ---------
     this Lease shall be a completely net lease for the Landlord except as shall be otherwise provided in the specific provisions contained in this Lease, and that the Landlord shall not be responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased premises, and the Tenant, except as shall be otherwise provided in the specific provisions contained in this Lease, shall pay all charges, impositions and costs of every nature and kind relating to the Leased premises whether or not referred to herein and whether or not within the contemplation of the Landlord or the Tenant and the Tenant covenants with the Landlord accordingly.


                                  ARTICLE  5
                              TENANT'S COVENANTS

5.1  Tenant's Covenants.  The Tenant covenants with the Landlord as follows:
     ------------------

5.2  Rent.  To pay the Annual Base Rent and additional Rent on the days and in
     ----
     the manner provided herein.

5.3  Permitted Use.  To use the Leased Premises only for the purpose set out in
     -------------
     section 1.1(g) and not to use or permit to be used the Leased premises or any part thereof for any other purpose.

5.4  Waste and Nuisance.  Not to commit or permit any waste or injury to the
     ------------------
     Building or the Leased premises including the Leasehold Improvements and the trade fixtures therein; any overloading of the floors thereof; any conduct which impedes or in the opinion of the Landlord acting reasonably could impede the business of any other occupant of the Building or which constitutes or in the opinion of the Landlord acting reasonably, could constitute a nuisance to the Landlord, any other occupant of the Building or anyone else; or any other use or manner of use which annoys or interferes with the operations of any other occupant of the Building or in the opinion of the Landlord acting reasonably may have an adverse impact on the reputation of the Building.

5.5   Insurance Risks.  Not to do, omit to do or be done or permit to be done or
      ---------------
omitted to be done upon the Leased premises anything which would cause the Landlord's cost of insurance to be increased (and, without waiving the foregoing prohibition the Landlord may demand, and the Tenant shall pay to the Landlord upon demand the amount of any such increase of cost caused by anything so done or omitted to be done) or which shall cause any policy of insurance to be subject to cancellation.

5.6   Cleanliness.  Not to permit the Leased premises to become untidy,
      -----------
unsightly or hazardous or permit unreasonable quantities of waste or refuse to accumulate therein, and at the end of each business day to leave the Leased premises in a condition such as to reasonably facilitate the performance of the Landlord's janitorial and cleaning services referred to in section 6.7.

5.7   Compliance with Laws.  To comply at its own expense with all municipal,
      --------------------
federal, provincial, sanitary, fire and safety laws, by-laws, regulations and requirements pertaining to the operation and use of the Leased premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed therein and the making by the Tenant of any repairs, changes or improvements therein. It is understood that the Building and the Leased Premises in their current state, that is without Leasehold Improvements, comply with the above laws, by-laws, regulations and requirements, but that the Tenant will be obliged to comply with all such laws, by-laws, regulations and requirements pertaining to the construction of its Leasehold Improvements.

5.8   Fire Exit Doors.  To permit the installation by the Landlord at the cost
      ---------------
of the Tenant of any door in any wall of the Leased premises necessary to comply with the requirements of any statute, law, by-law, ordinance, order or regulation referred to in section 5.06, and to permit ingress and egress to and from the Leased Premises by the Landlord or by other tenants of the Landlord or by their respective employees, servants, workmen and invitees, by use of such doors in case of fire or emergency. It is understood that the Leased Premises comply with the above requirements in that they have all required fire doors leading to exit stairways, but that the tenant will be obliged to comply with all requirements for fire doors arising out of construction of its Leasehold Improvements or demising of the Leased Premises.

5.9   Rules and Regulations.  To observe, and to cause its employees, invitees
      ---------------------
and others over whom the Tenant can reasonably be expected to exercise control to observe the Rules and Regulations attached as Schedule "C" hereto, and such further and other reasonable rules and regulations and amendments and changes therein as may hereafter be made by the Landlord of which notice in writing shall be given to the Tenant and all such rules and regulations shall be deemed to be incorporated into and form part of this Lease.

5.10  Overholding.  That if the Tenant shall continue to occupy the Leased
      -----------
premises after the expiration of this Lease without any further written agreement and without objection by the Landlord, the Tenant shall be a monthly tenant at a monthly rent equal to one hundred and fifty percent (150%) of the monthly rent payable by the Tenant as set forth in Article 4 hereof during the last month of the Term and (except as to length of tenancy) on and subject to the provisions and conditions herein set out.

5.11  Signs.  Not to paint, display, inscribe, place or affix any sign, symbol,
      -----
notice or lettering of any kind anywhere outside the Leased premises (whether on the outside or inside of the Building) or within the Leased premises so as to be visible from the outside of the Leased premises, with the exception only of a building standard identification sign at or near the entrance of the Leased Premises containing only the name of the Tenant or, if one full floor of the Building is occupied by a single tenant under this Lease, a sign on such floor identifying such tenant, such sign to be subject to the approval of the Landlord as to design, size and location, such approval not to be unreasonably withheld. Such identification sign shall be installed by and at the expense of the Tenant.

5.12  Inspection and Access.  To permit the Landlord at any time and from time
      ---------------------
to time to enter and to have its authorized agents, employees and contractors enter the Leased Premises for the purpose of inspection, window cleaning, maintenance, providing janitorial service, making repairs, alterations or improvements to the Leased premises or the Building, or to have access to utilities and services (including underfloor header ducts and access panels, which the Tenant agrees not to obstruct) or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unimpeded access for the purpose, and shall not be entitled to compensation for any inconvenience, nuisance or discomfort caused thereby, but the Landlord in exercising its rights hereunder shall proceed to the extent reasonably possible so as to minimize interference with the

      Tenant's use and enjoyment of the Leased premises.


5.13  Showing Leased premises.  To permit the Landlord and its authorized agents
      -----------------------
and employees to show the Leased Premises upon 24 hours prior notice to prospective tenants during the Normal Business Hours of the last six (6) months of the Term.

                                   ARTICLE 6

                             LANDLORD 'S COVENANTS

6.1   Landlord's Covenants.  The Landlord covenants with the Tenant as follows:
      --------------------

6.2   Quiet Enjoyment.  The Landlord doth hereby, for himself, his heirs,
      ---------------
executors, administrators, and assigns, covenant with the Tenant, his executors, administrators, and assigns that he and they, paying the rent hereby reserved, and performing the covenants on his and their part contained, shall and may peaceably possess and enjoy the Leased premises for the Term hereby granted, without any interruption or disturbance from the Landlord, his heirs, executors, administrators, or assigns, or any other person or persons lawfully claiming by, from, through, or under him, them, or any of them.

6.3   Interior Climate Control.  To provide to the Leased premises during Normal
      ------------------------
Business Hours, by means of a system for heating and cooling, filtering and circulating air, processed air in such quantities, at such temperatures as shall maintain in the Leased premises conditions of reasonable temperature and comfort in accordance with good standards of interior climate control generally pertaining at the date of this Lease applicable to similar buildings based on normal occupancy of premises for office purposes. The Landlord shall have no responsibility for any inadequacy of performance of the said system unless the Landlord is negligent in maintaining or operating the said system. The Tenant acknowledges that the comfort of the Tenant will be reduced if the Leased premises include installed partitions or other installations in locations which interfere with the proper operation of the said system or if window coverings on exterior windows are not fully closed while such windows are exposed to direct sunlight. The Tenant agrees that the Landlord shall have no responsibility to provide for the removal of smoke, dust or odours which originate from within the Leased premises.

6.4   Elevators.  Subject to the supervision of the Landlord, to furnish for use
      ---------
by the Tenant and its employees and invitees in common with other person entitled thereto passenger elevator service to the Leased Premises similar to that provided in other first class buildings within Vancouver, and to furnish for the use of the Tenant in common with others entitled thereto at reasonable intervals and at such hours as the Landlord may select, elevator service to the Leased premises for the carriage of furniture, equipment, deliveries and supplies, provided however, that if the elevators shall become inoperative or shall be damaged or destroyed the Landlord shall have a reasonable time within which to repair such damage or replace such elevator and the Landlord shall repair or replace the same as soon as reasonably possible, but shall in no event be liable for indirect or consequential damages or other damages for personal discomfort or illness during such period of repair or replacement.

6.5   Entrances, Lobbies and Other Common Areas.  To permit the Tenant and its
      -----------------------------------------
employees and invitees to have the use during Normal Business Hours in common with others entitled thereto of the common entrances, lobbies, stairways and corridors of the Building giving access to the Leased premises (subject to the Rules and Regulations referred to in section 5.08 and such other reasonable limitations as the Landlord may from time to time impose).

6.6   Washrooms.  To permit the Tenant and its employees and invitees in common
      ---------
with others entitled thereto to use the washrooms in the Building on the floor and floors on which the Leased premises are situate.

6.7   Janitorial Service.  To cause when reasonably necessary from time to time
      ------------------
the floors of the Leased Premises to be swept and cleaned, the windows on the exterior of the Leased Premises to be cleaned, the desks, tables and other furniture of the Tenant in the Leased premises to be dusted and such other janitorial services to be provided similar to those provided in other first class buildings in Vancouver, but with the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act of omission or commission on the part of the persons employed to perform such work; such work to be done at the Landlord's direction without interference by the Tenant, its agents or employees.

6.8   Maintenance of Common Areas.  To cause the elevators, common entrances,
      ---------------------------
lobbies, stairways, corridors, washrooms and other parts of the Building from time to time provided for common use and enjoyment to be swept, cleaned or otherwise properly maintained.

6.9   Building Directory.  The Landlord will maintain a directory in the main
      ------------------
entrance lobby of the Building and will list thereon the name of the Tenant and the suite number(s) of the Leased premises.


                                   ARTICLE 7

                         REPAIR, DAMAGE AND DESTRUCTION

7.1   Landlord's Repairs.  The Landlord covenants with the Tenant:
      ------------------

      (a) subject to section 7.3(b), to keep in a good and reasonable state of repair, and consistent with the general standards of office buildings of similar age, character and location in Vancouver, British Columbia:

          (i) the Building (other than the Leased premises and premises of other tenants) including the foundation, roof, exterior walls including glass portions thereof, the systems for interior climate control, the elevators, entrances, stairways, corridors and lobbies and washrooms from time to time provided for use in common by the Tenant and other tenants of the Building and the systems provided for bringing utilities to the Leased premises;

          (ii) the structural members or elements of the Leased premises; and

    (b) to repair defects in construction performed or installations made by the Landlord in the Leased premises and Insured Damage.

7.2   Tenant's Repairs.  The Tenant covenants with the Landlord:
      -----------------

      (a) subject to section 7.3(b), to keep in a good and reasonable state of repair and consistent with the general standards of office buildings of similar age, character and location in the city in which the Building is located, the Leased Premises including all Leasehold Improvements and all trade fixtures therein and all glass therein other than glass portions of exterior walls thereof, but with the exception of structural members or elements of the Leased premises, defects in construction performed or installations made by the Landlord and Insured Damage therein;

      (b) that the Landlord may enter and view the state of repair, and that the Tenant will repair according to notice in writing, and that the Tenant will leave the Leased Premises in a good and reasonable state of repair, subject always to the exceptions referred to in section 7.2(a); and

      (c) that if any part of the Building including the systems for interior climate control and for the provision of utilities becomes out of repair, damaged or destroyed through the negligence or misuse of the Tenant or its employees, invitees or others over which the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be reimbursed to the Landlord promptly upon demand.

7.3   Abatement and Termination.  It is agreed between the Landlord and the
      -------------------------
Tenant that in the event of damage to the Leased premises or to the Building:

    (a) if the damage is such that the Leased premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of ten (10) days, then:

        (i) unless the damage was caused by the fault or negligence of the Tenant or its employees, invitees or others under its control, from and after the date of occurrence of the damage and until the Leased premises are again reasonably capable of use and occupancy as aforesaid, Rent shall abate from time to time in proportion to the part or parts of the Leased Premises not reasonably capable of use and occupancy; and

        (ii) unless this Lease is terminated as hereinafter provided, the Landlord or the Tenant, as the case may be (according to the nature of the damage and their respective obligations to repair as provided in sections 7.01 and 7.02 hereof) shall repair such damage with all reasonable diligence, but to the extent that any part of the Leased Premises is not reasonably capable of such use and occupancy by reason of damage which the Tenant is obligated to repair hereunder, any abatement of rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to have been completed with reasonable diligence; and

    (b)  if either:

         (i)  the Leased Premises; or

         (ii) premises whether of the Tenant or other tenants of the Building comprising in the aggregate twenty-five percent (25%) or more of the Rentable Area of the Building;

        are substantially damaged or destroyed by any cause to the extent such that in the reasonable opinion of the Landlord they cannot be repaired or rebuilt (based on standard hours of construction work) within two hundred and forty (240) days after the occurrence of the damage or destruction, the Landlord may at its option, exercisable by written notice to the Tenant given within sixty (60) days after the occurrence of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in sections 7.1 and 7.2 hereof, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within sixty (60) days after delivery of such notice of termination, and rent shall be apportioned and paid to the date upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under section 7.3(a) by reason of the Leased Premises having been rendered in whole or in part not reasonably capable of use and occupancy), but otherwise the Landlord or the Tenant as the case may be (according to the nature of the damage and their respective obligations to repair as provided in sections 7.1 and 7.2) shall repair such damage with such reasonable diligence.

7.4  Service interruptions.  The Tenant acknowledges to the Landlord that the
     ---------------------
operation of systems and the availability of facilities may be interrupted from time to time in cases of accident and emergency, in order to carry out maintenance, repairs, alterations, replacements and upgrading, or for any other reasonable reason required by the Landlord. During periods of such interruption, any obligation of the Landlord to provide access to such systems and facilities or common areas of the Building shall be suspended and the provisions of section 14.1 shall apply.


                                   ARTICLE 8

                 TAXES AND OPERATING COSTS

8.1  Landlord's Tax Obligations.  The Landlord covenants with the Tenant,
     ---------------------------

subject to the provisions of section 8.2, to pay to the taxing authority or authorities having Jurisdiction, all Taxes.

8.2  Tenant's Tax Obligations.  The Tenant covenants with the Landlord:
     ------------------------

     (a) to pay when due, all taxes, business taxes, business license fees, and other taxes, rates, duties or charges levied, imposed or assessed by lawful authority in respect of the use and occupancy of the Leased Premises by the Tenant, the business or businesses carried on therein excluding the income of the Landlord, or the equipment, machinery or fixtures brought therein by or belonging to the Tenant, or to anyone occupying the Leased Premises with the Tenant's consent, or from time to time levied, imposed or assessed in the future in lieu thereof, and to pay to the Landlord upon demand the portion of any tax, rate, duty or charge levied or assessed upon the Land and Building that is attributable to any equipment, machinery or fixtures on the Leased Premises which are not the property of the Landlord, or which may be removed by the Tenant;

     (b) to pay promptly to the Landlord when demanded or otherwise due hereunder all Taxes in respect of all Leasehold Improvements in the Leased Premises;

     (c) to pay to the Landlord in the manner specified in section 4.2(b) the Tenant's Share of the Tax Cost.

8.3  Goods and Service Taxes.  The Tenant shall pay to the Landlord an amount
     -----------------------
equal to any and all Goods and Services Taxes, it being the intention of the parties that the Landlord shall be fully reimbursed by the Tenant with respect to any and all Goods and Services Taxes at the full tax rate applicable from time to time in respect thereof. The amount of the Goods and Services Taxes so payable by the Tenant shall be calculated by the Landlord in accordance with the applicable legislation and shall be paid to the Landlord at the same time as the amounts to which such Goods and Services Taxes apply are payable to the Landlord under the terms of this Lease or upon demand at such other time or times as the Landlord from time to time determines. Notwithstanding any other section of this Lease, the amount payable by the Tenant under this section shall be deemed not to be Rent, but the Landlord shall have the same remedies for and rights of recovery of such amount as it has for recovery of Rent under this Lease.


8.4  Tenant's Tax Cost.  After the commencement of the Term of this Lease and
     -----------------
prior to the commencement of each calendar year thereafter which commences during the Term the Landlord may estimate the Tax Cost, or any installment on account thereof, to become due on any date during the ensuing calendar year or (if applicable) broken portion thereof, as the case may be, and the amount thereof which will be payable by the Tenant under section 8.2, and notify the Tenant in writing of such estimate. When the Tax Cost for the calendar year or broken portion of the calendar year in question becomes finally determined the Landlord shall recalculate the same. If the Tenant has overpaid such Tax Cost, the Landlord shall refund any excess paid, but if any balance remains unpaid, the Landlord shall fix monthly instalments for the then remaining balance of such calendar year or broken portion thereof such that, after giving credit for instalments paid by the Tenant hereunder in respect of such calendar year, the Tenant's entire share of Tax Cost will be fully payable during such calendar year or broken portion thereof. If for any reason the Tax Cost is not finally determined within such calendar year or broken portion thereof, the parties shall make the appropriate readjustment when such Tax Cost becomes finally determined. Any report of the Landlord's accountant as to the Tax Cost shall be conclusive as to the amount thereof for any period to which such report relates.

8.5  Postponement of Payment of Taxes.  The Landlord may postpone payment of
     --------------------------------
any Taxes payable by it pursuant to section 8.01 and the Tenant may postpone payment of any Taxes, rates, duties, levies and assessments payable by it under sections 8.02(a) and (b), in each case to the extent permitted by law if prosecuting in good faith any appeal against the imposition thereof, provided in the case of a postponement by the Tenant that if the Building or any part thereof or the Landlord shall become liable to assessment, prosecution, fine or other liability the Tenant shall have given security in a form and of an amount satisfactory to the Landlord in respect of such liability and such undertakings as the Landlord may reasonably require to ensure payment thereof.

8.6  Receipts for Pavment.  Whenever requested by the Landlord, the Tenant will
     --------------------
deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant pursuant to sections 8.2(a) and (b) hereof and furnish such other information in connection therewith as the Landlord may reasonably require.

8.7  Operation Cost.  During the Term of the Lease the Tenant shall pay to the
     --------------
Landlord in the manner set forth in this section the Tenant's Share of the Operating Cost. Prior to the commencement of the Term of this Lease and the commencement of each annual fiscal period selected by the Landlord thereafter which commences during the Term the Landlord shall estimate the amount of Operating Cost for the ensuing fiscal period or, if applicable, a broken portion thereof, as the case may be, and notify the Tenant in writing of such estimate and the Tenant's monthly instalments on account thereof. The Landlord may from time to time alter the fiscal period selected, in which case, and in the case where only a broken portion of a fiscal period is included within the Term, the appropriate adjustment in monthly instalments shall be made. From time to time during a fiscal period the Landlord may re-estimate the amount of Operating Cost in which event the Landlord shall notify the Tenant in writing of such re-estimate and fix monthly instalments for the then remaining balance of such fiscal period or broken portion thereof such that, after giving credit for instalments paid by the Tenant on the basis of the previous estimate or estimates, the estimated portion of Operating Cost payable by the Tenant will be fully payable during such fiscal period or broken portion thereof. As soon as practicable after the expiration of each fiscal period the Landlord shall make a final determination of Operating Cost for such fiscal period or, if applicable, the broken portion thereof and notify the Tenant providing to the Tenant a report showing the items comprising Operating Cost in reasonable detail, and the parties shall make the appropriate readjustment and any money owing by or to one party by the other upon final determination shall be paid to the other within thirty (30) days of the final determination. Notices by the Landlord stating the amount of any estimate, re-estimate or determination of Operating Cost, or monthly installments payable need not include particulars of Operating Cost.
The Operating Cost for a period of which the Term forms a part shall be reported by the Landlord's accountant and a copy of such report shall be furnished to the Tenant upon request. Any report of the accountant appointed by the Landlord as to the Operating Cost shall be conclusive as to the amount thereof for any period to which such report relates.

8.8  Allocation to Particular Tenant.  Notwithstanding any of the foregoing,
     -------------------------------
whenever in the Landlord's reasonable opinion, any Operating Cost or item of Operating Cost properly relates to a particular tenant or tenants within the Building, the Landlord may allocate such Operating Cost or item of Operating Cost to such tenant or tenants. Any amount allocated by the Landlord to the

Tenant pursuant to this section shall be payable by the Tenant forthwith upon demand.


                                   ARTICLE 9

                       UTILITIES AND ADDITIONAL SERVICES

9.1  Water and Telephone.  The Landlord shall furnish ducts for bringing
     --------------------

telephone services to the Leased premises and shall provide water to washrooms available for the Tenant's use in common with others entitled thereto.

9.2  Additional Services. The Landlord, if it shall from time to time so elect,
     -------------------
shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any Janitorial or cleaning services to the Leased Premises required by the Tenant which are additional to those required to be provided by the Landlord under section 6.7, including the Additional Services which the Landlord agrees to provide by arrangement and to supervise the moving of furniture or equipment of the Tenant and the making of repairs or alterations conducted within the Leased Premises, and to supervise or make deliveries to the Leased Premises. The Cost of Additional Services (including the Landlord's administration fee) provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time promptly upon receipt of invoices therefor from the Landlord. Cost of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Cost to the extent that they would otherwise have been included.

9.3  Extra Operation Cost.  Upon request by the Tenant, the Landlord may agree
     --------------------
from time to time to arrange for extra heating, ventilating and air conditioning supply, electrical supply or for the supply of other services to the Leased Premises above those normally provided to tenants of the Building or outside of Normal Business Hours. The Tenant will pay to the Landlord in the manner in which Operating Cost is paid from time to time hereunder any and all additional costs and expenses of the Landlord which may arise in respect of the use by the Tenant of the Leased Premises for business hours that do not coincide with Normal Business Hours for the Building generally or that may arise in respect of extra heating, ventilating and air conditioning supply, electrical supply and other services which are arranged to be provided to the Tenant as a result of its activities over and above those normally provided to tenants of the Building or outside of Normal Business Hours, plus an administration fee equal to fifteen percent (15%) of each component thereof. The Landlord reserves the right to install at the Tenant's expense meters to check the Tenant's consumption of electricity, water or other utilities.

9.4  Energy Conservation.  The Tenant covenants with the Landlord:
     -------------------

     (a) that the Tenant will cooperate with the Landlord in the conservation of all forms of energy in the Building, including without limitation the Leased Premises;

     (b) that the Tenant will comply with all laws, by-laws, regulations and orders relating to the conservation of energy and affecting the Leased Premises or the Building;

     (C) that the Tenant will at its own cost and expense comply with all reasonable requests and demands of the Landlord made with a view to such energy conservation; and

     (d) that any and all costs and expenses paid or incurred by the Landlord in complying with such laws, by-laws, regulations and orders, so far as the same shall apply to, or reasonably be apportioned to the Building by the Landlord, shall be included in Operating Cost.

         The Landlord shall not be liable to the Tenant in any way for any loss, costs, damages or expenses, whether direct or consequential, paid, suffered or incurred by the Tenant as a result of any reduction in the services provided by the Landlord to the Tenant or to the Building as a result of the Landlord's compliance with such laws, by-laws, regulations or orders.



                                  ARTICLE 10

                     LICENSES, ASSIGNMENTS AND SUBLETTINGS


10.1  Licenses, Franchises and Concessions.  The Tenant shall not suffer or
      ------------------------------------
permit any part of the Leased Premises to be used or occupied by any persons other than the Tenant, any subtenants permitted under section 10.2 and the employees of the Tenant and any such permitted subtenant, or suffer or permit any part of the Leased Premises to be used or occupied by any licensee, franchisee or concessionaire, or suffer or permit any persons to be upon the

Leased Premises other than the Tenant, such permitted subtenants and their respective employees, customers and others having lawful business with them.

10.2  (a)  Assignment and Subletting.  The Tenant shall not assign this Lease
           -------------------------
           or sublet the whole or any part of the Leased Premises, unless

           (i)   if it is an assignment, it is for the entire Lease;

           (ii) it shall have received or procured a bona fide written offer to take an assignment or sublease which is not inconsistent with, and the acceptance of which would not breach any provision of this Lease if this section is complied with and which the Tenant has determined to accept subject to this section being complied with;

           (iii) it shall have first requested and obtained the consent in writing of the Landlord thereto;

           (iv) it is in good standing and not in material default of any terms or conditions of the Lease; and

           (v) it shall have occupied the Leased Premises for the first two years of the initial Term; provided that if after the first year of the initial Term the Tenant has requested to lease additional space in the Building to expand, but the Landlord has been unable to accommodate the tenant's request and the Tenant has therefore leased space in another building and relocated personnel to that building so that it has surplus space in the Leased Premises, then the Tenant may sublet such surplus space after the first year of the initial Term, subject to the other provisions of this Article 10.

      (b) Any request for such consent shall be in writing and accompanied by a true copy of such offer, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, reputation, financial standing and business of the proposed assignee or subtenant. Within seven (7) days after the receipt by the Landlord of such request for consent and of all information which the Landlord shall have requested hereunder (and if no such information has been requested, within seven (7) days after receipt of such request for consent) the Landlord shall have the right upon written notice to the Tenant to:

           (i) in the case of a proposed sublease, either sublet from the Tenant any portion of the Leased Premises proposed to be sublet but at the same Annual Base Rent and Additional Rent per square foot of Rentable Area of such portion as the Tenant is required to pay to the Landlord under this Lease for such portion or, if the proposed sublease is for all or substantially all of the remainder of the Term, terminate this Lease as it pertains to the portion of the Leased Premises so proposed by the Tenant to be sublet; or

           (ii) in the case of a proposed assignment, terminate this Lease.

           If the Landlord terminates this Lease with respect to all or a portion of the Leased Premises, such termination shall be effective on the effective date of the proposed sublease or original, and the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice and Rent shall be apportioned and paid to the date of surrender and, if a part only of the Leased Premises is surrendered, Rent payable under section 4.1 shall thereafter abate proportionately.

      (c) If the Landlord consents to any proposed assignment or subletting, the Tenant shall assign or sublet, as the case may be, only upon the terms set out in the offer submitted to the Landlord as aforesaid and not otherwise. As a condition of the Landlord's consent, the assignee or subtenant, as the case may be, shall agree with the Landlord to observe the obligations of the Tenant under this Lease as the same relate to the space assigned or sublet (except, in the case of a sublease, the Tenant's covenant to pay Rent) by entering into an assumption agreement with the Landlord and the Tenant, in the Landlord's then standard form, and shall pay the Landlord's reasonable solicitor's fees and disbursements for preparing such agreement. The configuration of any sublease space must be approved by the Landlord, such approval not to be withheld so long as the configuration is not irregular in layout and complies with the Building grid and with all applicable by-laws, laws and regulations. The Tenant shall be responsible for all capital costs for Leasehold Improvements and all other expenses, Costs and charges with respect to or arising out of any such assignment or subletting. Notwithstanding any such consent being given by the Landlord and such assignment or subletting being effected, the Tenant hereunder shall remain bound to the Landlord for the fulfilment of all the terms, covenants, conditions and agreements herein contained. Any consent by the Landlord to any assignment or subletting shall not constitute a waiver of the requirement for consent by the Landlord to any subsequent assignment or subletting by either the Tenant or any assignee or subtenant.

(d) Landlord Not to Unreasonably Withhold Consent. If the Landlord does not exercise an option provided to the Landlord under section l0.2(b), then the Landlord's consent to a proposed assignment or sublet shall not be unreasonably withheld. Without limiting other instances in which it may be reasonable for the Landlord to withhold its consent to an assignment or subletting, it shall be reasonable for the Landlord to withhold its consent in the following instances:

    (i) in the Landlord's reasonable judgement, the use of the Leased Premises by the proposed assignee or sublessee would involve occupancy by other than primarily general office personnel or otherwise in violation of section 5.2 of this Lease, would involve any alterations which would lessen the value of the Leasehold Improvements in the Leased Premises, would require increased services, including increased load on elevator services, by the Landlord or alter the reputation or character of the Building;

    (ii) in the Landlord's reasonable judgement, the proposed assignee or subtenant is not creditworthy;

    (iii) the Landlord has experienced previous defaults by the proposed assignee or subtenant;

    (iv) the Leased Premises or the relevant part will be used as a retail banking or other retail financial business.

    (v) the proposed assignment or sublease will create a vacancy elsewhere in the Building;

    (vi) the proposed assignment or sublease fails to include or provide for all of the terms and provisions required pursuant to sections 10.2(c) and 10.2(e);

    (vii) the Tenant is in material default of any obligation of the Tenant under this Lease or has been in material default under this Lease on two or more occasions during the 12 months preceding the date that the Tenant requests consent; and

    (viii)the proposed assignment or sublease is at less than fair market rent for a similar transaction having regard to the term and other relevant factors;

(e) Terms of Consent. If the Landlord consents in writing to an assignment or sublease as contemplated herein, the Tenant may complete such assignment or sublease subject to the following covenants and conditions:

    All "Excess Rent", as hereinafter defined, derived from such assignment or sublease shall be payable to the Landlord. The Excess Rent shall be deemed to be and shall be paid by the Tenant to the Landlord as Rent. The Tenant shall pay the Excess Rent to the Landlord immediately as and when such Excess Rent is receivable by the Tenant.

    As used herein, "Excess Rent" means the amount by which the total money and other economic consideration to be paid by the assignee or subtenant as a result of an assignment or sublease, whether denominated as rent or otherwise, exceeds, in the aggregate, the total amount of Annual Base Rent and Additional Rent which the Tenant is obligated to pay to the Landlord under this Lease, pro rated for the portion of the Leased Premises being assigned or sublet, less the reasonable costs paid by the Tenant for additional improvements installed in the portion of the Leased Premises subject to such assignment or sublease by the Tenant at the Tenant's sole cost and expense for the specific assignee or subtenant in question, reasonable leasing costs (such as brokers'
         commissions and the fees payable to the Landlord pursuant to section 10.2(a)) paid by the Tenant in connection with such assignment or sublease, and the amount of Annual Base Rent and Additional rent the Tenant is obligated to pay the Landlord under this Lease, pro rated for the portion of the Leased Premises being assigned or sublet that is not occupied or used by the Tenant, until the date of such assignment or sublease. In determining the amounts to be deducted from Excess Rent in each monthly payment period in respect of the Tenant's costs of assigning or subleasing, such costs shall be amortized without interest over the Term (in the case of an assignment) or term of the sublease (in the case of a sublease) on a straight line basis.

10.3 (a) Change in Control of Tenant.  If the Tenant is a corporation but
         ----------------------------
         none of its shares are traded on any public stock exchange or in any public stock market, and if by the sale or other disposition, bequest or operation of law of its shares or securities the control or the beneficial ownership of such corporation is changed at any time during the Term of this Lease, such change shall be deemed to be an assignment of this Lease within the meaning of section 10.2. If such control or beneficial ownership is changed without the prior written consent of the Landlord, the Landlord may, at its option, cancel the Lease and the Term hereby granted upon the giving of sixty (60) days notice to the Tenant of its intention to cancel and this Lease and the Term shall thereupon be cancelled.

     (b) If the Tenant is a partnership and, if at any time during the term of this Lease, any person who at the time of the execution of this Lease owns a partner's interest ceases (other than through death) to own such partner's interest or there is a material change in the ownership, in the opinion of the Landlord, of such partner's interest, such cessation or change of ownership shall constitute an assignment of this Lease for all purposes of this Article.

    (c) Upon request of the Landlord from time to time, the Tenant shall make available to the Landlord annual financial records of the Tenant and Indemnifier as are required to be made public or available under applicable U.S. securities and other laws.

10.4  Permitted  Assignment or Change of Control.  Notwithstanding sections
      ------------------------------------------
10.2 and 10.3, the Tenant may, as long as it is not in default under this Lease, assign this Lease to an assignee of which Seagate Technology Inc. is the majority shareholder and over which Seagate Technology Inc. exercises managerial control or permit control of the Tenant to change provided Seagate Technology Inc. remains the majority shareholder and still exercises managerial control over the Tenant, without the Landlord's consent. However, the Tenant shall notify the Landlord of such assignment or change of control and Seagate Technology Inc. shall not be released from its indemnity agreement with respect to this Lease.

                                   ARTICLE 11

                           FIXTURES AND IMPROVEMENTS

11.1  Installation of Fixtures and Improvements.  The Tenant will not make,
      -----------------------------------------
erect, install or alter any Leasehold Improvements or trade fixtures in the Leased premises, any safe or special lock in the Leased premises, or any apparatus for illumination, air-conditioning, cooling, heating, refrigerating or ventilating the Leased premises, in any case without having requested and obtained the Landlord's prior written approval, which the Landlord shall not unreasonably withhold. In making, erecting, installing or altering any Leasehold Improvements or trade fixtures the Tenant shall comply with the tenant construction guidelines as established by the Landlord from time to time, shall obtain all required building and occupancy permits, shall not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord, and in no event shall alter or interfere with window coverings installed by the Landlord on exterior windows. The Tenant's request for any approval hereunder shall be in writing and accompanied by a reasonably detailed description of the contemplated work and, where appropriate, plans, working drawings and specifications thereof. Any out of pocket expense incurred by the Landlord in connection with any such approval shall be deemed incurred by way of Additional Service. All work to be performed in the Leased Premises shall be performed by competent contractors and subcontractors of whom the Landlord shall have approved (such approval not to be unreasonably withheld, but provided that the Landlord may require that the Landlord's contractors and subcontractors be engaged for any mechanical or electrical work) and by workmen whose labour union affiliations are compatible with those of workmen employed by the Landlord and its contractors and subcontractors. All such work shall be subject to inspection by and the reasonable supervision of the Landlord as an Additional Service and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord and completed in good and workmanlike manner in accordance with the description of the work approved by the Landlord.

11.2  Liens and Encumbrances on Fixtures and Improvements.  In connection with
      ---------------------------------------------------
the making, erection, installation or alteration of Leasehold Improvements and trade fixtures and all other work or installations made by or for the Tenant in the Leased premises, the Tenant shall comply with all the provisions of the Builders Lien Act, R.S.B.C. 1979, c.40 and amendments thereto, (including any
-----------------
provision requiring or enabling the retention of portions of any sums payable by way of hold-backs), shall permit the Landlord to take all steps to enable the Landlord to obtain the benefit of the provisions of the Builders Lien Act and except as to any lawful hold-back, shall promptly pay all accounts relating thereto. The Tenant shall not create any mortgage, conditional sale agreement , general security agreement under the Personal Property Security Act, S.B.C. 1989, c.36 and amendment thereto or other encumbrance in respect of its Leasehold Improvements or trade fixtures or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises. If and when any builder's or other lien for work, labour, services or materials supplied to or for the Tenant or for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Tenant shall within twenty (20) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law, and failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy under section 15.1 and may make any payments required to procure the discharge of any such liens or encumbrances, shall be entitled to be reimbursed by the Tenant as provided in section 15.1, and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, setoff or defense.

11.3  Removal of Fixtures and Improvements.  All Leasehold Improvements in or
      ------------------------------------
upon the Leased premises shall immediately at the expiry of the initial term of this Lease be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent otherwise expressly agreed by the Landlord in writing, no Leasehold Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or sooner termination of the Term except that (1) the Tenant shall at the end of the Term remove its trade fixtures, (2) the Tenant shall at the end of the Term not be obligated to remove its Leasehold Improvements except that the Tenant shall at its expense remove special improvements, equipment or rooms installed by it not generally found in conventional business offices, and the Landlord and the Tenant will identify such special improvements, equipment or rooms which are to form part of Tenant's initial Leashold Improvements on the final Tenant's plans, and (3) the Tenant shall remove its furniture and equipment at the end of the Term, and also during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment. The Tenant shall, in the case of every removal either during or at the end of the Term, immediately make good any damage caused to the Leased Premises by the installation and removal.

11.4  Deleted.
      -------

11.5  Alterations by Landlord. The Landlord reserves the right from time to time
      -----------------------
to:

     (a) make any deletions, changes and additions to the equipment, appliances, pipes, plumbing, wiring conduits, ducts, shafts, structures and facilities of every kind throughout the Building, including the Leased Premises;

     (b) alter the location and nature of common areas of the Building, including Service Areas, make reductions therein, erect additions thereto and extend any part thereof; and provided that the Landlord will not reduce the parking allocation of the Tenant or reduce the amenity/fitness area (but the Landlord may change the location, furnishings and equipment in such amenity/fitness area).

    (c) make alterations and additions to the Building;

and in exercising any of such rights, the Landlord will take reasonable steps to minimize any interference caused to the Tenant's operations in the Leased premises, but by exercising any of such rights, the Landlord shall not be deemed to have constructively evicted the Tenant or otherwise to be in breach of this Lease, nor shall the Tenant be entitled to any abatement of rent or other compensation from the Landlord.

                                   ARTICLE 12

                            INSURANCE AND LIABILITY

12.1 Landlord's Insurance.  The Landlord shall be deemed to have insured (for
     --------------------
which purpose it shall be a co-insurer, if and to the extent that it shall not have insured) the Building and all improvements and installations made by the Landlord in the Leased premises, except to the extent hereinafter specified, in respect of perils and to amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonably prudent owners of properties similar to the Building, as from time to time determined at reasonable intervals (but which need not be determined more often than annually and shall not be determined less often than every three (3) years) by insurance advisors selected by the Landlord, and whose written opinion shall be conclusive. Upon the request of the Tenant from time to time the Landlord will furnish a statement as to the perils in respect of which and the amounts to which it has insured the Building. The Landlord may maintain such other insurance in such amounts and upon such terms as would normally be carried by a prudent owner.

12.2 Tenant's Insurance.  The Tenant shall take out and keep in force during the
     ------------------
Term:

    (a) comprehensive commercial general liability (including bodily injury, including death and property damage) insurance on an occurrence basis with respect to the business carried on, in or from the Leased premises and the Tenant's use and occupancy thereof of not less than US$2,000,000.00 per occurrence which insurance shall include the Landlord as a named insured and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured; and

    (b) insurance in such amounts as may be reasonably required by the Landlord in respect of fire and such other perils, including sprinkler leakage as are from time to time defined in the usual extended coverage endorsement covering the Tenant's trade fixtures and the furniture and equipment of the Tenant and (except as to Insured Damage) all Leasehold Improvements in the Leased Premises, and which insurance shall include the Landlord as a named insured as the Landlord's interest may appear with respect to the insured Leasehold Improvements and provided that any proceeds recoverable in the event of loss to Leasehold Improvements shall be payable to the Landlord but the Landlord agrees to make available such proceeds toward the repair or replacement of the insured property.

        All insurance required to be maintained by the Tenant hereunder shall be on terms and with insurers to which the Landlord has no reasonable objection and shall provide that such insurers shall provide to the Landlord thirty (30) days' prior written notice of cancellation or material alteration of such terms. The Tenant shall furnish to the Landlord certificates or other as to the Insurance from time to time required to be effected by the Tenant and its renewal or continuation in force, and endorsements or a certificate from the Tenant's insurer which, in the case of comprehensive general liability insurance, shall provide such information as the Landlord reasonably requires. If the Tenant shall fail to take out, renew and keep in force such insurance the Landlord may do so as the agent of the Tenant and the Tenant shall repay to the Landlord any amounts paid by the Landlord as premiums forthwith upon demand.

12.3 Limitation of Landlord's Liability.  The Tenant agrees that:
     ----------------------------------

    (a) the Landlord shall, save for any negligence of the Landlord, not be liable for any bodily injury to or death of, or loss or damage to any property belonging to, the Tenant or its employees, in, on or about the Building or the Land, or for any interruption of any business carried on in the Leased Premises, and, without limiting the generality of the foregoing, in no event shall the Landlord be liable:



        (i) for any damage other than Insured Damage which results from fire, explosion, earthquake, flood, falling plaster, steam, gas, electricity, water, rain, snow, dampness or leaks from any part of the Leased Premises or from the pipes, appliances, electrical system, plumbing works, roof, subsurface or other part or parts of the Building or Land or from the streets, lanes and other properties adjacent thereto;

        (ii) for any damage, injury or death caused by anything done or omitted by the Tenant or any of its servants or agents;

        (iii) for the non-observance or the violation of any provision by the Tenant of any of the rules and regulations of the Landlord in effect from time to time;

        (iv) for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform Janitorial Services, security services, supervision or any other work in or about the Leased Premises or the Building provided the Landlord retains reputable agents, contractors or other persons for such purposes;

        (v) for loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant or any of its servants or agents;

        (vi) for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation of any body having Jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control; or

        (vii) for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator; and

    (b) the Tenant releases and discharges the Landlord from any and all actions, causes of action, claims, damages, demands, expenses and liabilities which the Tenant now or hereafter may have, suffer or incur which arise from any matter for which the Landlord is not liable pursuant to section 12.03(a).

12.4  Limitation of Tenant's Liability.  The Landlord releases the Tenant from
      --------------------------------
all claims or liabilities in respect of any damage which is Insured Damage, to the extent of the cost of repairing such damage. The Landlord agrees that the Tenant shall not be liable for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to provide services for the Tenant in the Leased premises, provided that the Tenant retains reputable agents, contractors or other persons for such purposes, and provided this provision shall not limit the Tenant's obligation to observe and perform the covenants and conditions of this Lease including, without limitation, section 11.1.

12.5  Indemnity of Landlord.  Except as provided in section 12.4, the Tenant
      ---------------------
agrees to indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, costs, expense or damage suffered or incurred by the Landlord arising from any breach by the Tenant of any of its covenants and obligations under this Lease.

                                   ARTICLE 13

           SUBORDINATION, ATTORNMENT, REGISTRATION AND CERTIFICATES

13.1  Tenant's Covenants. The Tenant agrees with the Landlord that:
      -------- ---------
13.2  Sale or Financing of Building.  The rights of the Landlord under this
      -----------------------------
Lease may be mortgaged, charged, transferred or assigned to a purchaser or purchasers or to a mortgagee, or trustee for bond holders and in the event of a sale or of default by the Landlord under any mortgage, trust deed or trust indenture and the purchaser, mortgagee or trustee, as the case may be, duly entering into possession of the Building or the Leased Premises, the Tenant agrees to attorn to and become the tenant of such purchaser or purchasers, mortgagee or trustee under the terms of this Lease.

13.3  Subordination and Attornment.  If required by any mortgagee or the holder
      ----------------------------
of any trust deed or trust indenture, this Lease and all rights of the Tenant hereunder shall be subject and subordinate to all mortgages, trust deeds or trust indentures now or hereafter existing which may now or hereafter affect the Building and to all renewals, modifications, consolidations, replacements and extensions thereof; provided that the Tenant whenever required by any mortgagee (including any trustee under a trust deed or trust indenture) shall attorn to such mortgagee as the tenant upon all of the terms of this Lease. The Tenant agrees to execute and deliver promptly whenever requested by the Landlord or by such mortgagee an instrument of subordination or attornment, as the case may be, as may be required of it, and if the Tenant fails to do so within ten (10) days after receiving the instrument, the Tenant hereby irrevocably and conclusively authorizes the Landlord to complete, execute and deliver the instrument for, on behalf of, in the name of and as agent of, the Tenant. Notwithstanding anything herein contained, the Landlord shall use best efforts to obtain a non-disturbance agreement from the existing mortgagee of the Building.

13.4  Registration.  The Tenant agrees that the Landlord shall not be obliged to
      ------------
deliver this Lease in form registrable under the Land Title Act and covenants and agrees with the Landlord not to register this Lease, but the Landlord will consent to execute and the Tenant may register a short form of this Lease in registerable form to be prepared by and registered at the expense of the Tenant. The Tenant shall pay the cost of any plans necessary for such short form lease. Such short form lease shall state only the parties, the Leased Premises, the demise, the Term and the options to renew and expand, and shall not refer to any financial terms. In the event of any conflict between such short form lease and this Lease, this Lease shall govern.

                                      15a
expense of the Tenant. The Tenant shall pay the cost of any plans necessary for such short form lease. Such short form lease shall state only the parties, the Leased Premises, the demise, the Term and the options to renew and expand, and shall not refer to any financial terms. In the event of any conflict between such short form lease and this Lease, this Lease shall govern.


13.5  Certificates.  The Tenant agrees with the Landlord that the Tenant shall
      ------------
promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord and if required by the Landlord, to any mortgagee (including any trustee under a trust deed or trust indenture) or prospective purchaser (as designated by the Landlord) a certificate in writing as to the status of this Lease at that time, including as to whether it is in full force and effect, is modified or unmodified, confirming the rental payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate. If the Tenant fails to do so within seven (7) days after the Tenant receives the form of certificate, the Tenant hereby irrevocably and conclusively authorizes the Landlord to complete, execute and deliver the certificate for, on behalf of, in the name of and as agent of, the Tenant.

13.6  Assignment by Landlord.  In the event of the sale by the Landlord of the
      ----------------------
Building or a portion thereof containing the Leased premises or the assignment by the Landlord of this Lease or any interest of the Landlord hereunder, and to the extent that such purchaser or assignee has assumed the covenants and obligations of the Landlord hereunder, the Landlord shall, without further written agreement, be freed and relieved of liability upon such covenants and obligations.


                                  ARTICLE 14

                             OCCURRENCE OF DEFAULT

14.1  Unavoidable Delay.  Except as herein otherwise expressly provided, if and
      -----------------
whenever and to the extent that either the Landlord or the Tenant shall be prevented, delayed or restricted in the fulfilment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of Rent) by reason of strikes or work stoppages, or being unable to obtain any material, service, utility or labour required to fulfil such obligation or by reason of any statute, law or regulation of or inability to obtain any permission from any governmental authority having lawful Jurisdiction preventing, delaying or restricting such fulfilment, or by reason of other unavoidable occurrence other than lack of funds, the time for fulfilment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict the fulfillment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned nor shall rent abate but nevertheless the Landlord will use reasonable efforts to maintain services essential to the use and enjoyment of the Leased premises.

14.2  No Admission.  The acceptance of any rent from or the performance of any
      ------------
obligation hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest of such person as a subtenant, assignee, transferee or otherwise in the place and stead of the Tenant.

14.3  Part Payment.  The acceptance by the Landlord of a part payment of any
      ------------
sums required to be paid hereunder shall not constitute waiver or release of the right of the Landlord to payment in full of such sums.



                                  ARTICLE 15


             TENANT'S DEFAULT, REMEDIES OF LANDLORD AND SURRENDER

15.1 Remedying by Landlord.  In addition to all the rights and remedies of the
     ---------------------
Landlord available to it in the event of any default hereunder by the Tenant either by any other provision of this Lease or by statute or the general law, the Landlord:

    (a) shall have the right at all times to remedy or attempt to remedy any default of the Tenant, and in so doing may make any payments due or alleged to be due by the Tenant to third parties and may enter upon the Leased premises to do any work or other things therein and in such event all expenses of the Landlord in remedying or attempting to remedy such default together with an administrative charge equal to fifteen percent (15%) of the total of such expenses shall be payable by the Tenant to the Landlord forthwith upon demand;

    (b) shall have the same rights and remedies in the event of any non-payment by the Tenant of any amounts payable by the Tenant under any provision of this Lease as in the case of non-payment of Rent;



    (C) if the Tenant shall fail to pay any Rent promptly when due, shall be entitled, if it shall demand it, to interest thereon at a rate of three percent (3%) per annum in excess of the rate of interest charged and published from time to time by the main branch in the City in which the Building is located, of the Landlord's bank, as its most favourable rate of interest to its most creditworthy and substantial commercial customers commonly known as its prime rate, from the date upon which the same was due until actual payment thereof; and


    (d) shall be entitled to be reimbursed by the Tenant, and the Tenant shall forthwith pay the Landlord, the amount of all costs and expenses (including, without limitation, legal costs on a solicitor and own client basis) incurred by the Landlord in connection with the default or in efforts to enforce any of the rights, or to seek any of the remedies, to which the Landlord is or may be entitled hereunder.

15.2  Remedies Cumulative.  The Landlord may from time to time resort to any or
      -------------------
all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statute or the general law, all of which rights and remedies are intended to be cumulative and not alternative, as the express provisions hereunder as to certain rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by statute or the general law.

15.3 Right of Re-entry on Default.  Provided and it is expressly agreed that if
     ----------------------------
and whenever the Rent hereby reserved or other monies payable by the Tenant or any part thereof, whether lawfully demanded or not, are unpaid and the Tenant shall have failed to pay such Rent or other monies within ten (10) business days after the Landlord shall have given to the Tenant notice requiring such payment, or if the Tenant shall breach or fail to observe and perform any of the covenants, agreements, provisos, conditions, rules or regulations and other obligations on the part of the Tenant to be kept, observed or performed hereunder, or if the Landlord shall have become entitled to terminate this Lease or to re-enter the Leased premises pursuant to any provision hereof, then and in every such case it shall be lawful for the Landlord thereafter to enter into and upon the Leased premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate, anything in this Lease contained to the contrary notwithstanding. The Landlord may use such force as it may deem necessary for the purpose of gaining admittance to and re-taking possession of the Leased premises and the Tenant hereby releases the Landlord from all actions, proceedings, claims and demands whatsoever for and in respect of any such forceable entry or any loss or damage in connection therewith.

15.4 Termination and Re-entry.  If and whenever the Landlord becomes entitled to
     ------------------------
re-enter upon the Leased premises under any provision of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to terminate this Lease forthwith by leaving upon the Leased Premises notice in writing of such termination. Upon the giving by the Landlord of a notice in writing terminating this Lease, this Lease and the Term shall terminate, and the Tenant shall immediately deliver up possession of the Leased Premises to the Landlord in accordance with section 15.08, and the Landlord may re-enter and take possession of them.

15.5 Certain Conseguences of Termination and Re-entry.  If the Landlord re-
     ------------------------------------------------
enters the Leased premises or if this Lease is terminated other than by affluxion of time, then:

    (a) notwithstanding any termination or the Term thereby becoming forfeited and void, the provisions of this Lease which relate to consequences of termination, and the provisions of this Lease as they apply with respect to acts, events and omissions which occurred prior to the termination, shall all survive such termination; and

    (b) at the Landlord's option, but without prejudice to the Landlord's other rights and remedies with respect to recovery of costs, damages and expenses which relate to any default by the Tenant, the Tenant shall pay to the Landlord on demand:

        (i) rent and all other amounts payable under this Lease up to the time of re-entry or the date of termination, whichever is later, including any accelerated rent payable pursuant to section 16.2;

        (ii) such reasonable expenses as the Landlord has incurred, and a reasonable estimate of the Landlord of expenses the Landlord expects to incur, in connection with the re-entering, terminating, re-letting, collecting sums due or payable by the Tenant and storing and realizing upon assets seized, Including without limitation, brokerage fees, legal fees and disbursements, the expenses of cleaning and making and keeping the Leased Premises in good order, and the expenses of repairing the Leased Premises and preparing them for re-letting; and

     (iii) In the case of termination, as liquidated damages for the loss of rental and other income of the Landlord expected to be derived from the Lease during the period which would have constituted the unexpired portion of the Term had it not been terminated, the amount determined by reducing to present value at an assumed rate of six percent (6%) per annum all Annual Base Rent and Additional Rent which would have become payable by the Tenant under this Lease during such period, such determination to be made by the Landlord and for such purpose the Landlord may make reasonable estimates of time or times when any amounts would have become payable and such other assumptions of fact as may be reasonable in the circumstances.

15.6 Waiver of Distress.  The Tenant waives and renounces the benefit of any
     ------------------
present or future statute taking away or limiting the Landlord's right of distress and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Leased Premises at any time during the Term shall be exempt from levy by distress for rent in arrears. The Tenant will not sell, dispose of or remove any of the fixtures, goods or chattels of the Tenant from or out of the Leased Premises during the Term without the consent of the Landlord, unless the Tenant is substituting new fixtures, goods or chattels of equal value or is bona fide disposing of individual items which have become excess for the Tenant's purposes; and the Tenant will be the owner of its fixtures, goods and chattels and will not permit them to become subject to any lien, mortgage, charge or encumbrance.

15.7 Re-letting and Sale of Personality.  Whenever the Landlord becomes entitled
     ----------------------------------
to re-enter upon the Leased Premises under any provision of this Lease the Landlord in addition to all other rights it may have shall have the right as agent of the Tenant to enter the Leased Premises and re-let them (for a term or terms shorter or longer than the balanced of the Term, granting reasonable concessions in connection therewith) and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without not derived form re-letting the Leased premises upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency, if any.

15.8 Surrender on Termination.  Forthwith upon the termination of this Lease,
     ------------------------
whether by affluxion of time or otherwise, the Tenant shall vacate and deliver up possession of the Leased Premises in a neat and tidy state and in good and reasonable repair in accordance with the Tenant's obligation under this Lease to repair the Leased Premises, but subject to the Tenant's rights and obligations in respect of removal in accordance with section 11.3. At the same time the Tenant shall surrender to the Landlord at the place then fixed for the payment of Rent all keys and other devices which provide access to the Leased premises, the Building or any part thereof and shall inform the Landlord of all combinations to locks, safes and vaults, if any, in the Leased Premises.

                                   ARTICLE 16

                            EVENTS TERMINATING LEASE



16.1 Cancellation of Insurance.  If any policy of insurance upon the Building
     -------------------------
from time to time effected by the Landlord shall be cancelled or about to be cancelled by the insurer by reason of the use or occupation of the Leased premises by the Tenant or any assignee, subtenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate or avoid cancellation of (as the case may be) such policy of insurance, the Landlord may at its option terminate the Lease by leaving upon the Leased premises notice in writing of such termination.

16.2  Prohibited Occupancy. Bankruptcy and Other Events.  If without the written
      -------------------------------------------------
consent of the Landlord the Leased premises shall be used by any other persons than the Tenant or its permitted assigns or permitted subtenants or for any purpose other than that for which the Leased premises were leased, or occupied by any persons whose occupancy is prohibited by this Lease, or if the Leased Premises shall be vacated or abandoned or remain unoccupied for fifteen (15) days or more while capable of being occupied, or if the Term or any of the goods and chattels of the Tenant shall at any time be seized in execution or attachment, or if a receiver or receiver-manager is appointed of the business or property of the Tenant, or if the Tenant shall make any assignment for the benefit of creditors or any bulk sale, become bankrupt or insolvent or take the benefit of any statute now or hereafter in force for bankrupt or insolvent debtors or (if a corporation) shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence, then in any such case the Landlord may at its option terminate this Lease by leaving upon the Leased Premises notice in writing of such termination and thereupon, in addition to the payment by the Tenant of Rent and other payments for which the Tenant is liable under this Lease, Rent for the current month and the next ensuing three (3) months' Rent shall immediately become due and be paid by the Tenant, or party then controlling the Tenant's affairs.


                                   ARTICLE 17

                                 MISCELLANEOUS

17.1  Notices.  Any notice required or contemplated by any provision of this
      -------
Lease shall be given in writing, and if to the Landlord, either delivered to an executive officer of the Landlord or delivered or mailed (by prepaid registered mail addressed) to the Landlord at the address set out in Section 1.1(a) (ii), or if the Landlord has given the Tenant notice of another address in Canada to which notices to the Landlord under this Lease are to be given, then to the last such address of which the Tenant has been given notice; and if to the Tenant, either delivered to the Tenant personally (or to a partner or officer of the Tenant if the Tenant is a firm or corporation) or delivered or mailed (by prepaid registered mail addressed) to the Tenant at the Leased Premises. Every such notice shall be deemed to have been given when delivered or, if mailed as aforesaid, upon the third business day after the day of mailing thereof in Canada provided that if mailed, should there be a mail strike, slowdown or other labour dispute which might affect delivery of such notice between the time of mailing and the actual receipt of notice, then such notice shall only be effective if actually delivered.

17.2  Extraneous Agreements.  The Tenant acknowledges that there are no
      ---------------------
covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease of the Leased Premises save as expressly set out in this Lease and in any agreement to lease in writing between the Landlord and the Tenant pursuant to which this Lease has been executed. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.


17.3  Time of Essence.  Time shall be of the essence of this Lease.
      ---------------

17.4 Area Determination.  In the event that any calculation or determination by
     ------------------
the Landlord of the Rentable Area of any premises (including the Leased Premises) or the Building is disputed or called into question, it shall be calculated or determined by the Landlord's architect or surveyor from time to time appointed (Pounds)or the purpose, whose certificate shall be conclusive.

17.5  Successors and Assigns.  This Lease and everything herein contained shall
      ----------------------
enure to the benefit of and be binding upon the successors and assigns of the Landlord and its heirs, executors and administrators and the permitted successors and permitted assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending upon whether the Tenant is a male or female person or a firm or corporation. If the Tenant is comprised of more than one person or entity, then each such person and entity is Joint and severally bound by the representations, warranties, agreements and covenants of the Tenant herein and any notice given or deemed to have been given at any time to any such person or entity shall be deemed to have been given at the same time to each other such person and entity.

17.6  Frustration.  The Landlord and the Tenant agree that notwithstanding the
      -----------
occurrence or existence of any event or circumstance or the non-occurrence of any event or circumstance and so often and for so long as the same may occur or continue which, but for this section, would frustrate or void this Lease, and notwithstanding any statutory provision to the contrary, the obligations and liabilities of the Tenant hereunder shall continue in full force and effect as if such event or circumstance had not occurred or existed.

17.7 Waiver.  No condoning, excusing or overlooking by the Landlord or Tenant of
     ------
any default, breach or non-observance by the Tenant or the Landlord at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's or the Tenant's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or so as to defeat or affect in any way the rights of the Landlord or the Tenant herein in respect of any such continuing or subsequent default or breach, no acceptance of rent by the Landlord subsequent to a default by the Tenant (whether or not the Landlord knows of the default) shall operate as a waiver by the Landlord, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord or the Tenant save only express waiver in writing.

17.8  Governing Law and Severability.  This Lease shall be governed by and
      ------------------------------
construed in accordance with the laws in force in the province of British Columbia. The venue of any proceedings taken in respect of or under this Lease shall be Vancouver, British Columbia as long as such venue is permitted by law, and the Tenant will consent to any application by the Landlord to change the venue to Vancouver, British Columbia of any proceedings taken elsewhere. The Landlord and the Tenant agree that all of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate section hereof. Should any provision or provisions of this Lease be illegal or not enforceable, it or they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

17.9 Captions.  The captions appearing in this Lease have been inserted as a
     --------
matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision thereof.

17.10 Acceptance. The Tenant accepts this Lease of the Leased Premises, to be
      ----------
held by it as tenant, and subject to the conditions, restrictions and covenants above set forth. The acceptance of possession of the Leased Premises shall be conclusive evidence as against the Tenant that at the Commencement Date of the Term the Landlord had duly completed all work required to be completed by the Landlord prior to the Commencement Date of the Term and the Leased premises were in good order and satisfactory condition for the commencement of the work and business of the Tenant.

17.11  Deposit.  If the Landlord is holding any deposit in connection with this
       -------
Lease, then unless the Landlord agreed in writing to different arrangements at the time the Landlord received the deposit, the deposit shall be held by the Landlord on a non-interest bearing basis to be applied to the Annual Base Rent for that month of the term during which Annual Base Rent is first payable hereunder.

17.12  Expropriation.  If at any time during the Term the interest of the Tenant
       -------------
under this Lease or the whole or any part of either the Leased Premises or any other part of the Building shall be taken by any lawful power or authority by the right of expropriation, the Landlord may at its option, give notice to the Tenant terminating this Lease on the date when the Tenant or Landlord is required to yield up possession thereof to the expropriating authority. Upon such termination, or upon termination by operation of law, as the case may be, the Tenant shall immediately surrender the Leased Premises and all its interest therein, the rent shall abate and be apportioned to the date of termination, the Tenant shall forthwith pay to the Landlord the apportioned rent, all other amounts which may be due to the Landlord up to the date of termination, and the provisions of section 15.08 shall apply. The Tenant shall have no claim upon the Landlord for the value of its property or the unexpired Term of this Lease, but the parties shall each be entitled to separately advance their claims for compensation for the loss of their respective interests in the Leased Premises and the parties shall each be entitled to receive and retain such compensation as may be awarded to each respectively. If an award of compensation made to the Landlord specifically includes an award for the Tenant, the Landlord will account therefor to the Tenant. In this Section the word "expropriation" shall include a sale by the Landlord to an authority with powers of expropriation, in lieu of or under threat of expropriation.


                                   ARTICLE 18

                              SPECIAL PROVISIONS

18.1  Option to Renew.  The Landlord covenants with the Tenant that if:
      ---------------

      (a) the Tenant gives notice to the Landlord that the Tenant wishes to obtain a renewal of this Lease, such notice to be given not earlier than twelve (12) months, and not later than nine (9) months, if the Leased Premises comprise one full floor or more of the Building, or, if the Leased premises comprise less than one full floor of the Building', not later than six (6) months, before the expiry of the initial term herein granted;

      (b) at the time of giving such notice the Tenant shall not be in breach of any covenant or condition herein contained; and

      (C) the Tenant has duly and regularly throughout the initial term observed and performed the covenants and conditions herein contained;

then the Landlord shall grant to the Tenant at the Tenant's expense a renewal lease of the Leased Premises for a further term of that number of years specified in section 1.1(i) upon the same terms and conditions as are herein contained, save and except this covenant to, renew and save and except the

Annual Base Rent which shall be the greater of the Current Market Rent for the Leased premises with its Leasehold Improvements (having regard to the duration of the renewal term) and the sum of the Annual Base Rent payable for the last year of the initial term. If the Landlord and the Tenant are unable at least three (3) months before the expiry of the initial term to agree upon such Current Market Rent, the determination of such Current Market Rent shall be referred to a single arbitrator if the parties hereto agree upon one, otherwise to a board of three (3) arbitrators, one to be appointed by each of the Landlord and the Tenant and a third arbitrator to be appointed in writing by the first two-named arbitrators; if the Landlord or the Tenant shall refuse or neglect to apoint an arbitrator within seven (7) clear days after the other shall have served a written notice upon the party so refusing or neglecting to make such appointment, the arbitrator first appointed shall, at the request of the party appointing him, proceed to determine such rent as if be were a single arbitrator appointed by both the Landlord and Tenant for the purpose. If two (2) arbitrators are so appointed within the time prescribed and they do not agree upon the appointment of the third arbitrator within a period of seven (7) days from the date of appointment of the second arbitrator, then upon the application of either the Landlord or the Tenant, the third arbitrator shall be appointed by a Judge of the Supreme Court in accordance with the procedure set out in the Commercial Arbitration Act, S.B.C. 1986, c.3, as amended from time to time, or such similar statute then in force in the province in which the Building is located. The third arbitrator shall chair the arbitration. The determination made by the arbitrators or the majority of them, or by the single arbitrator, as the case may be, shall be final and binding upon the Landlord and the Tenant, and their respective successors and assigns. The Tenant shall pay the costs of the arbitration and the arbitrator(s). The provisions of this section shall be deemed to be a submission to arbitration within the provisions of the replacement or re-enactment thereof, provided that any limitation on the remuneration of the arbitrators imposed by such legislation shall not be applicable.


18.2  Right of First Opportunity to Lease Additional Space.  Provided that the
      ----------------------------------------------------
Tenant duly and promptly complies with all of its obligations under the Lease and is not in breach of the Lease, and is itself occupying the whole of their leased premises, and subject to the Landlord's commitment to other tenants under existing leases or offers, the Landlord agrees during the first one and a half year of the initial Term of the Lease to notify the Tenant in writing of a third party's interest in leasing all or part of the 6th Floor of the Building. The Landlord's notice will specify the space available to the Tenant on Floor 6 which shall not be less than approximately one half of such floor and may be up to the whole of the Floor 6 ("the Designated Space"). The Tenant will have ten
(10) business days from the date of such notice to make an unconditional Offer for the Designated Space for a minimum Term of five (5) years at the same terms and condition as this Lease, save and except for annual rent, and inducement if any, and renewal options, which will be as negotiated between the parties, and a further five (5) days to settle the rent, inducement and renewal term and to execute the Lease Agreement. The Term of the Lease of the Designated Space shall commence in sixty (60) days from the date of the Landlord's notice. If the Landlord and the Tenant do not agree to rent or inducement or renewal term, or if the Lease is not executed within such five-day period, there will be no agreement regarding the Designated Space and the Tenant will have no further right with respect to Floor 6. Notwithstanding the foregoing, if the third party is interested in leasing all of Floor 6 together with additional space in the Building, then the Landlord will not be obligated to give notice to the Tenant and the Tenant will not have a right to make an offer in respect of Floor 6. In that event, or if the Tenant does not so make an Offer to lease the Designated Space upon the Landlord's notice, the Landlord shall thereafter have the right to lease all or any part of Floor 6 to any third party. The Tenant's right under this section are not transferrable or assignable, and will expire after the first one and a half year of the initial Term.

         IN WITNESS WHEREOF the parties have executed this Lease as of the date first above written.

BY THE LANDLORD

CLOVER INVESTMENTS  INC



Per: /s/ Amy Chan
                               C/S

Title: President
       ---------------
(Authorized Signatory)

Per:

Title:
       -----------------------
(Authorized Signatory)

BY THE TENANT:

CRYSTAL COMPUTER SERVICES INC.

Per: /s/ T.R. Cunningham

Title: President
       ------------------
(Authorized Signatory)


Per:

                               C/S

Title: __________________
(Authorized Signatory)

By signing below, SEAGATE TECHNOLOGY INC. confirms that it is the Indemnifier referred to in this Lease and has executed an indemnity agreement in respect of this Lease in favour of the Landlord.

SEAGATE TECHNOLOGY INC.

Per: /s/ R. A. Kundtz

Title: Sr. Vice President Admin.
       ---------------------------
(Authorized Signatory)

Per:

Title:
       ---------------------------
(Authorized Signatory)

                                  SCHEDULE "A"

                To Lease of Premises at 1095 West Pender Street

                          Vancouver, British Columbia

                     FLOOR PLAN(S) OF THE LEASED PREMISES

    (Attach a plan of the relevant floor(s) of the Building; cross-hatch the
                                                             -----------
    Leased Premises for identification)



5th Floor, 1095 West Pender Street

                                 SCHEDULE "A"

                To Lease of Premises at 1095 West Pender Street

                          Vancouver, British Columbia

                     FLOOR PLAN (S) OF THE LEASED PREMISES



(Attach a plan of the relevant floor(s) of the Building; cross-hatch the Leased
                                                         -----------
Premises for identification)



4th Floor, 1095 West Pender Street

                                  SCHEDULE "B"

     To Lease of Premises at 1095 West Pender Street Vancouver, British Columbia

Definitions
-----------


        In this Lease the following expressions shall have the following meanings:



    (a) "Additional Rent" means all sums of money to be paid by the Tenant whether to the Landlord or otherwise pursuant to this Lease except for Annual Base Rent;

    (b) "Additional Services" means the services and supervision supplied by the Landlord and referred to in section 9.2 or in any other provision hereof as Additional Services; any other services which from time to time the Landlord supplies to the Tenant and which are additional to other services that the Landlord has agreed to supply pursuant to the provisions of this Lease and to like provisions of other leases of the Building or that the Landlord may elect to supply as included within the standard level of services available to tenants generally and in addition to those normally supplied; the provision of labour and supervision in connection with the moving of any furniture or equipment of the Tenant; the making of any repairs or alterations for the Tenant; and the provision to the Tenant or the Leased Premised of maintenance or other services not normally furnished to tenants or other leasable premises generally;

    (c) "Annual Base Rent" means the annual rent set out in section 1.1(f) and payable by the Tenant as set forth in section 4.1(a);

    (d) "Basic Terms" means those terms set out in section 1.1, some of which are more particularly defined in this Schedule "B";

    (e) "Building" means that certain building and those certain areas and improvements and amenities located on the Land and having the municipal address of 1095 West Pender Street, Vancouver, British Columbia;

    (f) "Capital Tax" means any tax or excise imposed upon the Landlord which is measured by or based in whole or in part upon the capital employed by the Landlord at and after the date of the substantial completion of construction of the Building, computed as if the amount of such tax or excise were that amount due if the Building were the only real property of the Landlord and includes the amount of any capital or place of business tax levied by any applicable taxing authority against the Landlord with respect to the Building;

    (g) "Commencement Date of the Term" means the date that the Term commences as set forth in or determined pursuant to section 1.1(e) (ii);

    (h) "Cost of Additional Services" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services provided by independent contractors the Landlord's total cost of providing Additional Services to the Tenant including the cost of all labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision and other indirect expenses capable of being allocated thereto (such allocation to be made upon a reasonable basis) and all other out-of-pocket expenses made in connection therewith including amounts paid to independent contractors, plus an administration fee equal to fifteen percent (15%) of each component thereof;

    (i) "Current Market Rent" means that rent that would be paid for improved office space in Office buildings of similar age and class in downtown Vancouver, British Columbia, as between persons dealing in good faith and at arms' length, without reduction for any cash payment, leasehold improvement allowance, rent-free period or other inducement;

    (j) "Goods and Services Taxes" means and includes any and all goods and services taxes, sales taxes, value added taxes, business transfer taxes, or any other taxes imposed on the Landlord or the Tenant from time to time in respect of the Rent payable by the

    Tenant to the Landlord under this Lease or the rental of the Premises or the provision of any goods, services or utilities, whatsoever by the Landlord to the Tenant under this Lease, whether characterized as a goods and services tax, sales tax, value added tax, business transfer tax, or otherwise;

(k) "Insured Damage" means that part of any damage occurring to any portion of the Leased Premises for which the Landlord is responsible of which the entire cost of repair is actually recoverable by the Landlord under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord or, if and to the extent that the Landlord has not insured and is deemed to be a co-insurer or self-insurer pursuant to section 12.1, would have been recoverable had the Landlord effected insurance in respect of perils, to amounts and on terms for which it is deemed to be insured;

(1) "Land" means all and singular those certain parcels or tracts of land, situate, lying and being in the city of Vancouver, Province of British Columbia, more particularly described as:

    Parcel Identifier 012-425-401
    Lot G
    Block 1
    District Lot 185
    Plan 22016:

(m) "Leased Premises" means that portion of the Building having the municipal address and located on those floor(s) set out in section 1.1(c), containing the aggregate number of square feet, more or less, of Rentable Area which is set out in section 1.1(d) and having the appropriate location and configuration shown cross-hatched on the plan(s) attached as schedule "A" hereto. The exterior face of the Building and any space in the Leased Premises used for stairways or passageways to other premises, stacks, shafts, pipes, conduits, ducts or other building facilities, heating, electrical, plumbing, air conditioning and other Building systems supplied by the Landlord for use in common with other tenants are expressly excluded from the Leased Premises;

(n) "Leasehold Improvements" means all fixtures, improvements, installations, alterations and additions now or from time to time hereafter made, erected or installed, whether by the Tenant, the Landlord or anyone else, in the Leased Premises or in other premises in the Building with the exception of trade fixtures and furniture and equipment not of the nature of fixtures, but includes all partitions however fixed (including movable partitions) and includes all wall-to-wall carpeting with the exception of such carpeting where laid over vinyl tile or other finished floor and affixed so as to be readily removable without damage;

(o) "Normal Business Hours" means the hours from 8:00 am. to 6:00 pm. Monday to Friday, inclusive, of each week, holidays excepted.

(p) "Operating Cost" means the total of all expenses, without duplication, incurred in the complete maintenance and operation of the Land, the Building and the services, systems and other improvements and amenities thereon and therein, calculated as if the Building was fully occupied and fully operational at all times during the Term, whether such expenses are incurred by or on behalf of any owner or owners of parts of or interests in the Building and the Land with whom the Landlord may from time to time have agreements for the pooling or sharing of costs or by or on behalf of tenants of space in the Building with whom the Landlord may from time to time have agreements whereby in respect of their premises such tenants perform any cleaning, maintenance or other work or services usually performed by the Landlord, and which expenses if directly incurred by the Landlord would have been included in the cost of maintenance and operation of the Land and the Building. Without limiting the generality of the foregoing, "Operating Cost":

(i) shall include (but subject to certain deductions as hereinafter provided), the cost of providing supervisory and all maintenance services, the cost of operating, servicing and maintaining elevators, the cost of heating, cooling and ventilating all space including both rentable and non-rentable areas, the cost of providing hot and cold water, electricity (including lighting), telephone and other utilities and services to both rentable and non-rentable areas, the cost of cleaning, maintaining and servicing in all respects all electric lighting fixtures in the Building (including both rentable and non-rentable areas) and the cost of replacement of electric light bulbs, tubes, starters and ballasts (such cleaning, maintaining, servicing and replacement to be within the exclusive right of the Landlord), the cost of all repairs (whether or not the Landlord is obliged to carry them out), the cost of window cleaning, the cost of providing security and supervision, the cost of all insurance for liability or fire or other events and casualties (and if the Landlord shall elect in whole or in part to self-insure, the amount of reasonable contingency reserves not exceeding the amount of premiums which would otherwise have been incurred in respect of the risk undertaken), the amount of deductibles, self-retention amounts and reimbursement requirements incurred or absorbed by the Landlord in respect of any insurance claim, Capital Tax, accounting costs incurred in connection with maintenance and operation including computations required for the imposition of charges to tenants and audit charges required to be incurred for the conclusive determination of any costs hereunder, the reasonable rental value (having regard to the rentals prevailing from time to time for similar space) of space utilized by the Landlord in connection with the operation or maintenance of the Land and the Building, the cost of maintaining a directory board for the Building, the amount of all salaries, wages and fringe benefits paid to employees engaged in the maintenance or operation of the Land and the Building, amounts paid to independent contractors for any services in connection with such maintenance or operation, the cost of direct supervision and of management and other indirect expenses to the extent allocatable to the maintenance and operation of the Land and the Building, the cost (whether of a capital nature or not), amortized over such period of time as the Landlord reasonably determines of complying with any law, bylaw or regulation which applies to the Land or the Building or any part thereof or with a requirement of any insurer of the Building, the cost of making a capital improvement resulting in the reduction of the "Operating Cost", depreciation of costs incurred for repairing and replacing fixtures, equipment and facilities servicing or comprising the Building (including the heating, ventilating, air conditioning and climate control systems servicing the Building) which by their nature require periodic repair or replacement and are not charged fully in the year in which they are incurred at rates determined from time to time by the Landlord in accordance with sound accounting principles, a fee for the administration and management of the Building equal to the amount which the Landlord might reasonably pay to a third party for the administration and management of the Building, and all other expenses of every nature incurred in connection with the maintenance and operation of the Land and the Building; but



(ii) shall exclude Taxes (other than Capital Tax), debt service cost (including interest, principal and any other amount payable to any mortgagee), depreciation (except depreciation permitted by clause (i) immediately preceding), expenses properly chargeable to capital account (except capital expenditures that are made by the Landlord to reduce "Operating Cost"), specific costs payable by other tenants, any rent payable upon any ground lease, leasehold improvement costs of the Tenant's premises and premises of other tenants, costs determined by the Landlord from time to time to be fairly allocatable to the correction of construction faults or initial maladjustments in operating equipment and all management costs not allocatable to the actual maintenance and operation of the Building (such as in connection with leasing and rental advertising).



In computing Operating Cost there shall be credited as a deduction the amounts of proceeds of insurance relating to Insured Damage and other damage actually recovered by the Landlord (or if the Landlord is deemed to self-insure, a corresponding application of reserves) applicable to such damage, recovery of electricity and light bulb and tube and ballast replacement, in each case to the extent that the cost thereof was included therein. Any report of the accountant appointed by the Landlord for the purpose shall be conclusive as to the amount of Operating Cost for any period to which such report relates.



Operating Cost in relation to any period means an amount equal to the aggregate of all Operating Cost for such period;



(q) "Rent" means and includes the Annual Rent, Additional Rent and all other sums payable by the Tenant to the Landlord under this Lease;



(r)  Deleted.



(s) "Rentable Area" whether in the case of a whole floor of the Building or in the case of premises comprising part of a floor of the Building shall be determined by the Landlord's architect or land surveyor according to the American National Standard for measuring floor area in office buildings, as established by the Building Owners and Managers Association International and in effect as at the commencement Date;

(t) "Service Areas" shall mean the area of corridors, elevator lobbies, service elevator lobbies, refuse areas, washrooms, air-cooling rooms, fan rooms, Janitor's closets, telephone, meter, mechanical and electrical closets and other closets on the floor serving the Leased Premises and other premises on such floor should the floor be a multiple tenancy floor;

(u) "Taxes" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, parliamentary or otherwise, which are levied, imposed or assessed against or in respect of the Building, the Land or upon the Landlord in respect thereof or which are from time to time levied, imposed or assessed in the future in lieu thereof, including those levied, imposed or assessed for education, schools and local improvements, and including all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) and income or profits taxes upon the income of the Landlord to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building or the Land or upon the Landlord in respect thereof and shall also include any and all taxes which may in future be levied in lieu of "Taxes" as hereinbefore defined;

(v) "Tax Cost" for any calendar year means an amount equal to the aggregate, without duplication, of all Taxes in respect of such calendar year;

(w) "Tenant's Share" means the fraction, the numerator of which is the Rentable Area of the Leased premises and the denominator of which is the Total Rentable Area;

(x) "Term" means the term of this Lease set forth in section 3.1 and any extension or renewal thereof and any period of permitted overholding; and

(y) "Total Rentable Area" shall mean the total Rentable Area of the Building, whether rented or not, calculated as nearly as possible as if the Building were entirely occupied by tenants renting whole floors. The lobby and entrances on the main street level floor, the areas of the floors below the main street level which are used or available for use in common by tenants for storage or other purposes, the areas of the Building containing mechanical equipment which serves the Building and the areas designated as amenity areas shall be excluded from the foregoing calculations. The calculation of the Total Rentable Area, whether rented or not, shall be adjusted from time to time to give effect to any change.

                                 SCHEDULE "C"

                To Lease of Premises at 1095 West Pender Street
                          Vancover, British Columbia

                             RULES AND REGULATIONS


        The Tenant shall observe the following Rules and Regulations (as amended, modified or supplemented from time to time by the Landlord as provided in the Lease):



1. The Tenant shall not use or permit the use of the Leased Premises in such manner as to create any objectionable noises, odours or other nuisance or hazard, or breach any applicable provisions of municipal by-law or other lawful requirements applicable thereto or any requirements of the Landlord's insurers, shall not permit the Leased Premises to be used for cooking (except with the Landlord's prior written consent) or for sleeping, shall keep the Leased Premises tidy and free from rubbish, shall deposit rubbish in receptacles which are either designated or clearly intended for waste and shall leave the Leased premises at the end of each business day in a condition such as to facilitate the performance of the Landlord's janitorial services in the Leased Premises.

2. The Tenant shall not abuse, misuse or damage the Leased Premises or any of the improvements or facilities therein, and in particular shall not deposit rubbish in any plumbing apparatus or use it for other than purposes for which it is intended, and shall not deface or mark any walls or other parts of the Leased Premises.

3. The Tenant shall not perform, patronize or (to the extent under its control) permit any canvassing, soliciting or peddling in the Building, shall not install in the Leased Premises any machines vending or dispensing refreshments or merchandise and shall not permit food or beverages to be brought to the Leased premises except by such means, at such times and by such persons as have been authorized by the Landlord. Coffee makers, microwave oven and refrigerator are allowed.

4. The entrances, lobbies, elevators, staircases and other facilities of the Building are for use only for access to the Leased Premises and other parts of the Building and the Tenant shall not obstruct or misuse such facilities or permit them to be obstructed or misused by its agents, employees, invitees or others under its control.

5. No safe or heavy office equipment shall be moved into or about the Building by or for the Tenant unless the consent of the Landlord is first obtained and unless all due care is taken. Such equipment shall be moved upon the appropriate steelbearing plates, skids or platforms and subject to the Landlord's direction, and at such times, by such means and by such persons as the Landlord shall have approved. No furniture, freight or bulky matter of any description shall be moved in or out of the Leased Premises or carried in the elevators except during such hours as the Landlord shall have approved. Hand trucks and similar appliances shall be equipped with rubber tires and other safeguards approved by the Landlord, and shall be used only by prior arrangement with the Landlord.

6. No furniture, freight, building materials or bulky matter of any description shall be moved in or out of the Leased Premises or carried in the elevators except during such hours as the Landlord shall have approved. In particular, without limiting the generality of the foregoing, nor furniture, freight, building materials or bulky matter of any description shall be carried in the fire/freight elevator between 8:00 a.m. and before 4:00 p.m. on any business day without express prior aproval of the Landlord or its building manager.



7.0 The Tenant shall permit and facilitate the entry of the Landlord, or those designated by it, into the Leased premises for the purpose of Inspection, repair, window cleaning and the performance of other janitorial services, and shall not permit access to main header ducts, janitorial and electrical closets and other necessary means of access to mechanical, electrical and other facilities to be obstructed by the placement of furniture or otherwise. The Tenant shall not place any additional locks or other security devices upon the doors of the Leased Premises without the prior written approval of the Landlord and subject to any conditions imposed by the Landlord for the maintenance of necessary access.

8. The Landlord may require that all or any persons entering and leaving the Building at any time other than the Normal Business Hours satisfactorily identify themselves and register in books kept for the purpose and may prevent any person from entering the Leased Premises unless provided with a key thereto and a pass or other authorization from the Tenant in a form satisfactory to the Landlord and may prevent any person removing any goods therefrom without written authorization.

9. The Tenant shall refer to the Building only by the name from time to time designated by the Landlord for it and shall use such name only for the business address of the Leased Premises and not for any promotion or other purpose.

10. The Tenant shall not interfere with window coverings installed upon exterior windows, and shall close or (if such window coverings are remotely controlled) permit to be closed such window coverings during such hours from dusk to dawn as the Landlord may require, and shall not install or operate any interior drapes installed by the Tenant so as to interfere with the exterior appearance of the Building.

11. If the Tenant wishes to host a special event within the Leased Premises, including but not limited to a reception, an open house or a party, it shall notify the Landlord in writing and request approval no lees than 14 days prior to the proposed date of the event. The Tenant shall provide details of the event, including the expected number of people attending and any catering services involved. The Landlord shall not unreasonably withhold its approval to a special event within the Leased premises but may, at its sole discretion, approve or disapprove a special event involving use of other parts of the Building. The Tenant shall, in any event, obtain all necessary permits for the special event and shall limit the number of attendees and operate the event in accordance with the requirements of the fire marshall, the terms of any licences and all other applicable laws, bylaws or regulations. At its sole cost and expense, the Tenant will be responsible for all security and clean-up required by the special event and will not cause or permit a nuisance or disturbance to other tenants or occupants of the Building or cause or permit odours, noises or vibrations to escape the Leased Premises. The Tenant will indemnify and save harmless the Landlord against all claims arising from the event or caused by the Tenant, its employees or invitees or other attendees at the event.


        The foregoing Rules and Regulations, as from time to time amended, are not necessarily of uniform application, but may be waived in whole or in part in respect of other tenants without affecting their enforceability with respect to the Tenant and the Leased Premises, and may be waived in whole or in part with respect to the Leased Premises without waiving them as to future application to the Leased Premises, and the imposition of Rules and Regulations shall not create or imply an obligation of the Landlord to enforce them or create any liability of the Landlord for their non-enforcement.

                                   SCHEDULE D

                            CONSTRUCTION PROCEDURES

A.  LANDLORD'S WORK
    ---------------

    The Leased Premises is offered to the Tenant as is. The Landlord has constructed the Building finished to the extent set out below. The Building, exclusive of work of tenants, was completed in accordance with the original plans and specifications for the Building prepared by the architect and other consultants of the Landlord and approved by the City of Vancouver (for Development, Building and Occupancy Permits). The Landlord shall have exclusive discretion in respect of materials, colours, quality, quantity, location and layout, except as provided herein.

1.  Ceilings.  Existing acoustic mineral tile in exposed inverted T-bar
    --------
suspension.

2.    Slab. Concrete floor with smooth trowelled finish to receive floor
      ----
coverings.

3.  Windows.  Insulated reflective double-glazed tinted glass with window
    -------
coverings to building standard.

4.    Demising Walls.  For multi-tenanted floors only, demising walls
      --------------
constructed generally of metal stud faced with gypsum board of 1/2" in the thickness or other material selected by the Landlord, ready for painting and with single plane surfaces.

5.  Lighting Fixtures.  Existing Building Standard recessed fluorescent lighting
    -----------------
fixtures supplied at the rate of one fixture per 85 square feet.

6.  Washrooms.  Two common washrooms will be provided on each floor from the
    ---------
mezzanine floor to twenty-first floor, finished with ceramic tile walls and floors, custom made metal toilet partitions and stainless steel accessories.

7.  Elevator Systems.  Five first-class OTIS high-speed elevators for connection
    ----------------
from the ground floor to twenty-first floor; mezzanine floor is accessible by the fire elevator and twenty-second floor accessible by stairs from the twenty-first floor.

    Two separate hydraulic elevators connect the five parking levels to the ground lobby.

8.  Telephone Conduit.  One 1" diameter conduit for telephone service terminated
    -----------------
at a point within the Leased premises already designated by the Landlord.

9.  Electrical Services.  Electrical service to the Building is 12.5 KV - 3
    -------------------
phase - 4 wire. Distribution through the Building is 347/600 volts - 3 phase -4 wire via a bus duct riser system. System capacity is 5 watts per square foot of leasable space. Subtransformation is 120/208 volts, 3 phase, 4 wire is provided with a capacity of 1.5 watts per square foot of leasable space or one receptacle per 100 square feet. If additional electrical load is required by the Tenant, the Landlord may supply the additional equipment necessary at the Tenant's expense. Such additional service will be supplied at 347/600 volts.

10.  Heat. Ventilating and Air-Conditioning ("HVAC").  An energy-efficient
     ----
automated building system is installed for efficient operation of HVAC, supplied by individual floor fan system with variable air volume design.

11.   Fire Protection Systems.  The Building is fully sprinklered.  Additional
      -----------------------
building safety systems are as follows:

    (a)  A smoke exhaust system.

    (b) A supervised, zoned annunciated fire safety system with manualetations, automatic detectors and voice controlled emergency evacuation.

    (c) Stairways below grade will be pressurized for smoke control in an emergency situation.

    (d) A dry sprinkler system will be provided for the parking levels and a wet sprinkler system will be provided for the remainder Of the Building.

    (e) A control system, powered by both batteries and emergency generator power, linked to an off-site monitoring company.

12.   Security Systems.  A computerized and monitored security system is in
      ----------------
place for securing building entry doors at ground level and the elevators after normal business hours. Access is available only to card key users.

B.  TENANT'S WORK
    -------------

1. General. The Tenant will at its expense and subject to the provisions of this Schedule D provide, furnish and install within the Leased premises all finishings, fixturing, architectural, electrical, plumbing and mechanical work in addition to the Landlord's Work described herein to complete the construction of the Leased premises in accordance with the approved Tenant's plans and specifications and to equip the Leased Premises ready for occupation.

                                       2.

     Procedures for Tenant's Work.
     ----------------------------

    (a) Approvals.  The Tenant shall submit to the Landlord for approval plans
        ---------
        and specifications (the "Tenant's Plans") showing the complete Tenant's Work. No work may commence until such approval has been obtained. All the Tenant's Work shall be completed in conformity therewith.

        The Landlord's approval of the Tenant's Plans shall relate only to compliance with the Landlord's rules, regulations and specifications and shall not extend to, and shall not be deemed to signify, compliance with applicable laws or other requirements or with life safety or emergency requirements of competent public authorities. The Landlord accepts no liability for claims against the Tenant in respect of any of these matters.

        The Tenant will be responsible for obtaining all necessary approvals from authorities having Jurisdiction and the Tenant must submit evidence of these approvals to the Landlord before commencing work. The Tenant shall be responsible for payment of all fees and charges incurred in obtaining said approvals and to obtaining an occupancy permit prior to opening.

    (b) Tenant's plans.  The Tenant's Plans shall be professionally prepared and
        --------------
        include floor plans, interior elevations, details of any special installations, complete plans of all mechanical, plumbing and electrical work including details of underfloor services, reflected ceiling plans and changes to sprinkler head locations, specifications for all material finishes to be used, approved material samples and performance characteristics for fixtures and equipment.

    (c) Preliminary and Final Tenant's Plans.  The Tenant shall submit
        ------------------------------------
        preliminary Tenant's Plans for Landlord's approval consisting of 3 blueline sets and 3 sets of outline specifications for the Tenant's Work for preliminary review by the Landlord. The Landlord shall provide its approval or detailed comments for necessary revisions within five (5) days of receipt of the preliminary Tenant's Plans. Where necessary, the Tenant shall promptly revise and resubmit its Tenant's Plans in accordance with the Landlord's comments. After the Landlord's approval of the preliminary Tenant's Plans, the Tenant shall submit 2 sepia, 3 blueline sets and 5 sets of specifications of the final Tenant's Plans to the Landlord for approval.

    (d) Notwithstanding anything hereafter contained, the final Tenant's Plans as approved by the Landlord shall be attached to the Lease as Schedule E to evidence Landlord's approval.


3.  General Requirements.
    --------------------

    (a) Performance Standard.  All the Tenant's Work required by the Tenant to
        --------------------
        complete the Leased Premises for occupancy, shall be carried out in accordance with the Tenant's Plans as approved by the Landlord and in accordance with Tenant Guideline as provided by the Landlord, and with good workmanship and with new materials which shall be of high quality and conforming to the best standards of practice and shall not be in contravention to the codes or regulations of the city or any other authority having Jurisdiction.

    (b) Engagements.  The Tenant shall utilize and engage professional designers
        -----------
        and contractors approved by the Landlord, such approval not to be unreasonably withheld, and acceptable to any labour authority having jurisdiction in connection with the preparation of the Tenant's Plans and the construction of the Tenant's Work. The Landlord may provide the Tenant with a list of approved designers and contractors.

    (c) Changes to Building.  In the event that changes to the construction or
        -------------------
        equipment of the Building are contemplated by the Tenant, the Landlord will have absolute discretion in determining

                                       2



        the necessity for such changes, and the Landlord may require such changes to be carried out by its own contractor and consultants at Tenant's expense.

   (d)   Fixturing Period.  The Tenant shall be responsible for completing the
         ----------------
         approved Tenant's Work expeditiously and within the Fixturing Period agreed to in the Offer to Lease. Any delay in completion of the Tenant's Work will not affect the Commencement Date.

   (e)   Landlord's Rules.  To ensure Landlord's control over Building
         ----------------
         completion, operation and security, and to minimize inconvenience to other tenants of the Building, the execution of the Tenant's work is subject to the rules and regulations of Schedule "C", the Tenant Guideline and stipulations which the Landlord or its agent may make from time to time. Arrangements must be made with the Landlord or its agents in both construction and property management to coordinate and supervise construction activities including but not limited to garbage disposal, use of elevators in transportation of building materials or furniture, etc., ventilation and security after hours, hours of work, use of the facilities and utilities, and clean-up work.

   (f)   Cleanliness. The Tenant shall at all times keep the Leased Premises and
         -----------
         all other areas clear of all waste materials and refuse caused by itself, its suppliers, contractors or by their work in relation to the Tenant's Work. Disposition of refuse directly from the Leased Premises shall be limited to areas designated by the Landlord. The Landlord shall be entitled to clean up at the Tenant's expense should the Tenant not comply with the Landlord's requirements in keeping the Leased Premises and other areas tidy and clean. At the completion of the tenant's Work, the Leased Premises shall be clean and clear of tools, equipment, waste and surplus materials caused by the Tenant's Work.

   (g)   Access by Landlord. The Landlord, its employees, contractors, architect
         ------------------
         and other professional advisors, and public utilities authorized by it may enter the Leased premises at all times including without limitation, during the performance of the Tenant's Work for:

   (i)   the performance of the Landlord's Work;

   (ii)  the inspection or correction of the Tenant's Work; and

   (iii) all other necessary purposes in connection with the construction and completion of the Building.

   (h)   Costs.  All costs to complete the Tenant's Work will be for the account
         -----
         of the Tenant, including but not limited to provision of temporary services such as power, heat, water, 24-hour security, sanitary facilities, garbage disposal containers, the use of a designated elevator and supervision and coordination by the Landlord and/or its consultants during execution of work, fees and disbursements in connection to reviews and approvals of Tenant's Plans, permit fees required by authorities having Jurisdiction, and any other costs involved in completion of Tenant's Work. Any equipment or work other than that provided for under Tenant's Work, which is supplied or performed by the Landlord for or at the request of the Tenant, including but not Limited to changes to the basic Building, shall be paid for by the Tenant at the Landlord's cost plus an administrative fee of 15% of such cost.

4. Insurance and Indemnity.
   -----------------------

   (a) Prior to commencing the Tenant's Work, the Tenant shall furnish written proof to the Landlord that liability, all risks property, general workmen's compensation and any other insurance reasonably required by the Landlord has been effected and is in force to the limits and on the terms which the Landlord may reasonably approve. The Landlord shall be named as co-insured in the Tenants insurance.

   (b) The Tenant shall indemnify and hold harmless the Landlord from any and all claims arising out of work done by the Tenant or its contractors and the Tenant shall promptly cause to be removed any liens filed against title to the Leased Premises failing which the Landlord may do so and the Tenant shall pay all the Landlord's costs, including Legal costs in so doing, within 15 days of invoice with interest of 2% per month (26.82% per annum compounded monthly) on the outstanding and unpaid balance until paid in full by the Tenant.



                                       3



(c) Any damage to the Landlord's property and the premises of other tenants caused by the Tenant or its' contractor or subcontractors or suppliers in connection with the Tenant's Work shall be repaired by the Landlord's contractor to the satisfaction of the Landlord at the expense of the Tenant and the Tenant shall pay all the Landlord's costs, including legal costs, in so doing within 15 days of invoice with interest of 2% per month (26.82% per annum compounded monthly) on the outstanding and unpaid balance until paid in full by the Tenant.



                                       4




                                PACIFIC LANDMARK
                            1095 West Pender Street
                          Vancouver, British Columbia
                          LEASE OF ADDITIONAL PREMISES
                          ----------------------------

THIS AGREEMENT is dated for reference December 13, 1995.



BETWEEN:  CLOVER INVESTMENTS INC.
          200 - 1095 West Pender Street,
          Vancouver, British Columbia, V6E 2M6

          (the "Landlord")

AND:      CRYSTAL COMPUTER SERVICES INC.
          4th Floor - 1095 West Pender Street
          Vancouver, B.C.
          V6E 2M6

          (the "Tenant")

AND:      SEAGATE TECHNOLOGY INC.
          970 Disc Drive
          Scotts Valley CA 95067-0360
          U.S.A.

          (the "Indemnifier")


WHEREAS:

A. By a lease (the "Lease") dated December 27, 1994, the Landlord leased to the Tenant certain premises (the "Original Premises") comprising 20,098 square feet of Rentable Area on the 4th and 5th floors of the building (the "Building") owned by the Landlord and having the civic address of 1095 West Pender Street, Vancouver, British Columbia;

B. By an indemnity agreement (the "Indemnity Agreement") made the 27th day of December, 1994, the Indemnifier indemnified the Landlord with respect to the Tenant's obligations under the Lease;

C. The Term of the Lease commenced on March 1, 1995 and expires on February 29, 2000, and the Tenant has an option to renew the Lease for one renewal term of 3 years; and

D. The Landlord has agreed to lease to the Tenant additional premises in the Building.

THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

1.        Lease of Additional Premises. The Landlord hereby leases to the Tenant
          ----------------------------
those premises comprising 20,098 square feet of Rentable Area on the 6th & 7th floors of the Building (the "Additional Premises") shown outlined in bold on the plan attached hereto as Schedule "A" to have and to hold for the remainder of the Term, namely four (4) years, commencing on March 01, 1996 or earlier upon Tenant's occupancy (the "Effective Date") and expiring on February 29, 2000, and otherwise on the same terms and conditions as set out in the Lease, save and except for the Term, Annual Base Rent, any tenant inducement, and any first right to lease additional space.

2.        Rent. Commencing the Effective Date, the Tenant shall pay the Annual
          ----
Base Rent and Additional Rent for the Additional Premises monthly in advance. The Annual Base Rent for the Additional Premises shall be $6.80 per square foot of Rentable Area per annum.

3.        Tenant Improvement Work.  The Tenant accepts the Additional
          ------------------------
Premises in their current condition. The Tenant will be responsible for completing any necessary improvement work in the Additional Premises in accordance with Schedule D of the Lease at its sole cost. The Tenant shall provide the Landlord with a copy of Occupancy Permit and "As-Built" drawings for the Additional Premises upon occupancy.



                                       1



4.  Terms of Lease Apply.  Except as set out herein, all of the terms and
    --------------------
conditions of the Lease shall apply, amended accordingly, to the Additional Premises and this Agreement and the Lease shall henceforth be read together as one lease. The following changes are made to the Lease:

    (a) The Additional Premises and the original Premises will together form the Leased Premises as defined in the Lease.

    (b) The Parking Entitlement as set out in section 1.1(h) of the Lease will be changed from 16 unreserved stalls to 32 unreserved stalls at Landlord's prevailing parking rates.

    (C) Section 18.2 of the Lease on Right of First Opportunity to Lease Additional Space has been exercised and will no longer apply.


5.  Indemnifier.  The Indemnifier hereby:
    -----------

    (a) confirms and agrees with the terms of this Agreement;

    (b) covenants and agrees with the Landlord that the Indemnity Agreement shall apply with full force and effect to the obligations of the Tenant with respect to the Additional Premises pursuant to this Agreement and that from now on in the Indemnity Agreement all references to "Lease" shall be deemed to refer to the Lease and this Agreement together as one lease and all references to "Leased Premises" shall be deemed to refer to the original Premises and the Additional Premises together; and

    (c) ratifies and confirms the Indemnity Agreement.


6.  Defined Terms.  Capitalized terms not defined in this Agreement have the
    -------------
meaning defined in the Lease.

7.  Enurement.  This Agreement shall enure to the benefit of and be binding upon
    ---------
the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


BY THE LANDLORD:

CLOVER INVESTMENTS INC.



    Amy Chan, President



BY THE TENANT:

CRYSTAL COMPUTER SERVICES INC.



Per:

Title:



BY THE INDEMNIFIER:

SEAGATE TECHNOLOGY INC.



Per:



Title:



                                       2

                                  SCHEDULE "A"

                       6th Floor, 1095 West Pender Street

                                  SCHEDULE "A"


                       7th Floor, 1095 West Pender Street